Exhibit 4.4.1

CONFORMED COPY

               AMENDED AND RESTATED MASTER ISSUER DEED OF
                                    CHARGE

                                 28 MARCH 2007

                                    BETWEEN

                           HOLMES MASTER ISSUER PLC
                              (THE MASTER ISSUER)

                      THE BANK OF NEW YORK, LONDON BRANCH
                     (THE MASTER ISSUER SECURITY TRUSTEE)

                      THE BANK OF NEW YORK, LONDON BRANCH
                              (THE NOTE TRUSTEE)

                      THE BANK OF NEW YORK, LONDON BRANCH
                (THE PRINCIPAL PAYING AGENT AND THE AGENT BANK)

                    THE BANK OF NEW YORK (LUXEMBOURG) S.A.
                    (THE REGISTRAR AND THE TRANSFER AGENT)

                     THE BANK OF NEW YORK, NEW YORK BRANCH
                            (THE U.S. PAYING AGENT)

                        DEUTSCHE BANK AG, LONDON BRANCH
                        (A MASTER ISSUER SWAP PROVIDER)

                               BARCLAYS BANK PLC
                        (A MASTER ISSUER SWAP PROVIDER)

                           CREDIT SUISSE (USA), INC.
                        (A MASTER ISSUER SWAP PROVIDER)

                                 HSBC BANK PLC
                        (A MASTER ISSUER SWAP PROVIDER)

                                HSBC USA, INC.
                        (A MASTER ISSUER SWAP PROVIDER)

                             UBS AG, LONDON BRANCH
                        (A MASTER ISSUER SWAP PROVIDER)

                              ABBEY NATIONAL PLC
  (THE MASTER ISSUER CASH MANAGER AND A MASTER ISSUER STERLING ACCOUNT BANK)

                         CITIBANK N.A., LONDON BRANCH
                  (A MASTER ISSUER NON-STERLING ACCOUNT BANK)

                 WILMINGTON TRUST SP SERVICES (LONDON) LIMITED

                (THE MASTER ISSUER CORPORATE SERVICES PROVIDER)

                                   CONTENTS

CLAUSE                                                                     PAGE

1.       Interpretation.......................................................3
2.       Security Trust.......................................................4
3.       Creation of Master Issuer Security...................................4
4.       Acknowledgements and undertakings....................................6
5.       Restrictions on Exercise of Certain Rights...........................8
6.       Payments out of the Master Issuer Transaction Accounts Prior to
         Enforcement.........................................................10
7.       Payments out of the Master Issuer Transaction Accounts Upon
         Enforcement.........................................................14
8.       Enforcement by the Master Issuer Security Trustee...................16
9.       Enforcement of Master Issuer Security...............................16
10.      Receiver............................................................16
11.      Powers of Receiver..................................................16
12.      Modification, Authorisation, Waiver, and consent....................16
13.      Additional Provisions Regarding the Master Issuer Security Trustee..16
14.      Master Issuer Security Power of Attorney............................16
15.      Further Assurances..................................................16
16.      Additional Provisions Relating to the Master Issuer Security........16
17.      Set-off.............................................................16
18.      Release.............................................................16
19.      Master Issuer Representations.......................................16
20.      Evidence of Indebtedness............................................16
21.      Rights Cumulative...................................................16
22.      Severability........................................................16
23.      Counterparts........................................................16
24.      Trust Indenture Act Prevails........................................16
25.      Notices.............................................................16
26.      Language............................................................16
27.      Law and Jurisdiction................................................16
28.      Contracts (Rights of Third Parties) Act 1999........................16

SCHEDULE

1.       Form of Notice of Charge............................................16
2.       Form of Consent to Charge...........................................16
3.       Form of Accession Deed..............................................16
4.       Form of Master Issuer Security Power of Attorney....................16

THIS AMENDED AND RESTATED MASTER ISSUER DEED OF CHARGE is made on 28 March 2007 between:

(1) HOLMES MASTER ISSUER PLC, a company incorporated in England and Wales with limited liability (registered number 5953811), and having its registered office at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the MASTER ISSUER);

(2) THE BANK OF NEW YORK, LONDON BRANCH acting through its offices at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as the MASTER ISSUER SECURITY TRUSTEE, which expression includes such company and all other persons or companies for the time being acting as security trustee or security trustees under this Deed);

(3) THE BANK OF NEW YORK, LONDON BRANCH acting through its offices at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as the NOTE TRUSTEE, which expression includes such company and all other persons or companies for the time being acting as trustee or trustees for the Noteholders under the Master Issuer Trust Deed);

(4) THE BANK OF NEW YORK, LONDON BRANCH acting through its offices at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as the PRINCIPAL PAYING AGENT appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(5) THE BANK OF NEW YORK, LONDON BRANCH acting through its offices at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as the AGENT BANK appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(6) THE BANK OF NEW YORK (LUXEMBOURG) S.A., a societe anonyme incorporated in the Grand Duchy of Luxembourg, and having its registered office at Aerogolf Center, 1A, Hoehenhof, L-1736, Senningerberg, Grand Duchy of Luxembourg (acting in its capacity as the REGISTRAR appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(7) THE BANK OF NEW YORK (LUXEMBOURG) S.A., a societe anonyme incorporated in the Grand Duchy of Luxembourg, and having its registered office at Aerogolf Center, 1A, Hoehenhof, L-1736, Senningerberg, Grand Duchy of Luxembourg (in its capacity as the TRANSFER AGENT appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Master Issuer Notes);

(8) THE BANK OF NEW YORK, NEW YORK BRANCH acting through its offices at 101 Barclay Street, New York NY 10286 (acting in its capacity as the U.S. PAYING AGENT appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement );

(9) DEUTSCHE BANK AG, LONDON BRANCH, a corporation domiciled in Frankfurt am Main, Germany, operating in the United Kingdom under branch registration number BR000005, acting through its London branch at Winchester House, 1 Great Winchester Street, London, EC2N 2DB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(10) BARCLAYS BANK PLC, a public limited company incorporated in England and Wales with limited liability (registered number 1026167), and acting through its office at 5 The North Colonnade, London, E14 4BB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(11) CREDIT SUISSE (USA), INC. Credit Suisse (USA), Inc., 11 Madison Avenue, New York, New York 10010-3629 USA (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2007-1 Notes)

(12) HSBC BANK PLC, a public limited company incorporated in England and Wales with limited liability (registered number 00014259), and having its registered office at 8 Canada Square, Canary Wharf, London E14 5HQ (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2007-1 Notes)

(13) HSBC USA, INC. HSBC USA, Inc., 457 Fifth Avenue, New York, NY 10018 USA (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2007-1 Notes);

(14) UBS AG, LONDON BRANCH, a corporation domiciled in Basel, Switzerland, operating in the United Kingdom under branch registration number BR004507, acting through its London branch at 100 Liverpool Street, London, EC2M 2RH (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2007-1 Notes);

(15) ABBEY NATIONAL PLC, a public limited company incorporated in England and Wales with limited liability (registered number 2294747), and having its registered office at Trinity Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (acting in its capacity as the MASTER ISSUER CASH MANAGER appointed by the Master Issuer under the Master Issuer Cash Management Agreement);

(16) ABBEY NATIONAL PLC, a public limited company incorporated in England and Wales with limited liability (registered number 229474), and having its registered office at Trinity Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (acting in its capacity as a MASTER ISSUER STERLING ACCOUNT BANK appointed by the Master Issuer under the Master Issuer Bank Agreement);

(17) CITIBANK N.A., LONDON BRANCH acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as a MASTER ISSUER NON-STERLING ACCOUNT BANK appointed by the Master Issuer under the Master Issuer Bank Agreement and, together with the Master Issuer Sterling Account Bank, the MASTER ISSUER ACCOUNT BANKS); and

(18) WILMINGTON TRUST SP SERVICES (LONDON) LIMITED, a company incorporated in England and Wales, with limited liability (registered number 2548079) whose registered office is at Tower 42, International Financial Centre, 25 Old Broad Street, London EC2N 1HQ (acting in its capacity as the MASTER ISSUER CORPORATE SERVICES PROVIDER, which expression shall include such person and all other persons for the time being acting as master issuer corporate services provider to the Master Issuer pursuant to the Master Issuer Corporate Services Agreement).

WHEREAS:

(A) On 28 November 2006, the Master Issuer issued the 2006-1 Notes and the Master Issuer and the other parties entered into the Master Issuer Transaction Documents in order to consummate the transactions described in the Prospectus, including the establishment of the Programme.

(B) In connection with the Programme, the Master Issuer and the Master Issuer Security Trustee, amongst others, entered into the Master Issuer Deed of Charge on 28 November 2006 whereby the Master Issuer agreed to charge the Master Issuer Security in favour of the Master Issuer Security Trustee to secure the Master Issuer Secured Liabilities and the Master Issuer Security

         Trustee agreed to hold the benefit of the Master Issuer Security on trust for the benefit of the Master Issuer Secured Creditors subject to the terms and conditions of that Deed.

(C) The parties have agreed to amend and restate the Master Issuer Deed of Charge made on 28 November 2006 on the terms set out herein.

(D) It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1      CONSTRUCTION

(a) The Further Amended and Restated Master Definitions and Construction Schedule and the Amended and Restated Master Issuer Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on 28 March 2007 (as the same may be amended, varied or supplemented from time to time) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Further Amended and Restated Master Definitions and Construction Schedule and the Amended and Restated Master Issuer Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, including the Recitals hereto and this Deed shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Further Amended and Restated Master Definitions and Construction Schedule and Clause 2 of the Amended and Restated Master Issuer Master Definitions and Construction Schedule. In the event of a conflict between the Further Amended and Restated Master Definitions and Construction Schedule and the Amended and Restated Master Issuer Master Definitions and Construction Schedule, the Amended and Restated Master Issuer Master Definitions and Construction Schedule shall prevail.

(b) This Deed will be construed in accordance with the rules of construction set out in the Master Issuer Master Definitions and Construction Schedule.

(c) If there is any conflict between the provisions of the Master Definitions and Construction Schedule, the Master Issuer Master Definitions and Construction Schedule and the provisions of this Deed, the provisions of this Deed will prevail.

(d) The term THIS DEED means this Deed and any deed executed in accordance with, or expressed to be supplemental to, this Deed.

(e) Any covenant of the Master Issuer under this Deed (other than a payment obligation) shall remain in force during the Master Issuer Security Period.

(f) The terms of the other Transactions Documents are incorporated in this Deed to the extent required to give effect thereto and/or to ensure that any purported disposition contained in this Deed is a valid disposition in accordance with Section 2(1) of the LP (MP) Act.

(g) Unless the context otherwise requires, a reference to a Master Issuer Charged Property includes the proceeds of sale of that Master Issuer Charged Property.

(h) The term FULL TITLE GUARANTEE will be construed in accordance with the LP (MP) Act but so that the covenants implied by the LP (MP) Act in respect of the Master Issuer Security do not include:

         (i) the words "other than any charges, encumbrances or rights which that person does not and could not reasonably be expected to know about" in section 3(1)(b) of the LP (MP) Act; and

         (ii)    section 6(2) of the LP (MP) Act.

2.       SECURITY TRUST

2.1      DECLARATION OF TRUST

         The Master Issuer Security Trustee holds all of the covenants, undertakings, Security Interests and other rights and benefits made or given under this Deed and the other Master Issuer Transaction Documents on trust for itself and the other Master Issuer Secured Creditors upon and subject to the terms and conditions of this Deed.

3.       CREATION OF MASTER ISSUER SECURITY

3.1      GENERAL

(a)      All the Master Issuer Security:

         (i) is created in favour of the Master Issuer Security Trustee for itself and as trustee on behalf of the other Master Issuer Secured Creditors;

         (ii)    is created over the present and future assets of the Master
                 Issuer;

         (iii) is security for the payment or discharge of the Master Issuer Secured Liabilities; and

         (iv) is made with full title guarantee (or, in relation to any rights or assets situated in Scotland or otherwise governed by Scots law, with absolute warrandice).

(b) The term ALL OF ITS RIGHTS as used in this Clause includes, unless the context requires otherwise:

         (i) the benefit of all covenants, undertakings, representations, warranties and indemnities;

         (ii)    all powers and remedies of enforcement and/or protection;

         (iii) all rights to receive payment of all amounts assured or payable (or to become payable), all rights to serve notices and/or to make demands and all rights to take such steps as are required to cause payment to become due and payable; and

         (iv) all causes and rights of action in respect of any breach and all rights to receive damages or obtain other relief in respect thereof,

         in each case, in respect of the relevant Master Issuer Charged
         Property.

3.2      CONTRACTS

         The Master Issuer assigns by way of first fixed security (or, to the extent not assignable, charges by way of a first fixed charge) all of its rights in respect of the Master Issuer Transaction Documents (without prejudice to, in respect of any Master Issuer Swap Agreement, any contractual netting provision contained in such agreement and after giving effect to any such netting provision).

3.3      MASTER ISSUER TRANSACTION ACCOUNTS

         The Master Issuer charges by way of a first fixed charge all of its rights in respect of:

         (a) any amount standing from time to time to the credit of the Master Issuer Transaction Accounts, any Additional Master Issuer Account and any Master Issuer Swap Collateral Account;

         (b)     all interest paid or payable in relation to those amounts; and

         (c)     all debts represented by those amounts.

3.4      AUTHORISED INVESTMENTS

         The Master Issuer charges by way of a first fixed charge all of its rights in respect of:

         (a) the Authorised Investments permitted, pursuant to the Master Issuer Cash Management Agreement, to be made or purchased from time to time by or on behalf of the Master Issuer (whether owned by it or held by any nominee on its behalf) using moneys standing to the credit of the Master Issuer Accounts; and

         (b) all interest, moneys and proceeds paid or payable in relation to those Authorised Investments.

3.5      MISCELLANEOUS

         The Master Issuer charges by way of a first fixed charge all of its rights in respect of:

         (a) the benefit of all authorisations (statutory or otherwise) held in connection with its use of any Master Issuer Charged Property; and

         (b) any compensation which may be payable to it in respect of those authorisations.

3.6      FLOATING CHARGE

(a) The Master Issuer charges by way of a first floating charge all of its undertaking and all of its property and assets (including, without limitation, its uncalled capital) other than any property or assets at any time otherwise effectively charged or assigned by way of fixed charge or assignment under this Clause 3 (but excepting from the foregoing exclusion all of the Master Issuer's undertaking, property and assets situated in Scotland or the rights to which are governed by Scots law, all of which are charged by the floating charge hereby created).

(b) Except as provided below, the Master Issuer Security Trustee may, by notice to the Master Issuer, (and so far as permitted by applicable law), convert the floating charge created under this Clause 3 into a fixed charge as regards any of the Master Issuer's assets subject to the floating charge specified in that notice, if:

         (i)     a Note Event of Default is outstanding;

         (ii) the Master Issuer Security Trustee considers those assets or any part thereof to be in danger of being seized or sold under any form of distress, attachment, execution, diligence or other legal process or to be otherwise in jeopardy; and/or

         (iii) a circumstance occurs which the Master Issuer Security Trustee considers to (or to be likely to) prejudice, imperil or threaten the Master Issuer Security.

(c) Except as provided below, the floating charge created by this Clause 3 will automatically (so far as permitted by applicable law) convert into a fixed charge as regards:

         (i) all of the Master Issuer's assets subject to the floating charge, upon the service of a Note Enforcement Notice; and/or

         (ii) any assets of the Master Issuer subject to the floating charge, if those assets (contrary to the covenants and undertakings contained in the Master Issuer Transaction Documents):

                 (A) are or become subject to a Security Interest in favour of any person other than the Master Issuer Security Trustee; or

                 (B) are or become the subject of a sale, transfer or other disposition,

                 immediately prior to that Security Interest arising or that sale, transfer or other disposition being made.

(d) The floating charge created by this Clause 3 may not be converted into a fixed charge solely by reason of:

         (i)     the obtaining of a moratorium; or

         (ii)    anything done with a view to obtaining a moratorium,

         under the Insolvency Act 2000.

(e) The floating charge created by this Clause 3 is a qualifying floating charge for the purpose of paragraph 14 of Schedule B1 to the Insolvency Act 1986.

4.       ACKNOWLEDGEMENTS AND UNDERTAKINGS

4.1      MASTER ISSUER SECURITY

(a) This Deed constitutes notice in writing to each Master Issuer Secured Creditor of the assignment of all of the Master Issuer's rights to the Master Issuer Transaction Documents under Clause 3.2 (Contracts).

(b) By executing this Deed, each Master Issuer Secured Creditor acknowledges and consents to the assignment referred to in this Clause
         4.1 and the other Security Interests made or granted under this

         Deed and confirms that as of the date of this Deed it has not received from any other person notice of any assignment or charge of any Master Issuer Charged Property.

(c) Immediately upon the execution of this Deed, the Master Issuer will deliver a notice of assignment substantially in the form set out in
         Schedule 1 (Form of Notice of Charge) hereto to each of the addressees named in the notice and will use all reasonable endeavours to procure that delivery to the Master Issuer Security Trustee on the date of this Deed of receipts from the addressees of that notice substantially in the form attached to the notice.

(d) Each Master Issuer Secured Creditor acknowledges the Master Issuer Security, and covenants to the Master Issuer Security Trustee not to do anything inconsistent with the Master Issuer Security or knowingly to prejudice that security or any of the Master Issuer Charged Property (or the Master Issuer Security Trustee's interest in those assets) provided that, subject to Clause 5 (Restrictions on Exercise of Certain Rights) hereto, this Deed does not limit the rights of any of the Master Issuer Secured Creditors under the Master Issuer Transaction Documents.

4.2      REGISTRATION OF MASTER ISSUER SECURITY

         Within 21 calendar days of the date of creating the Master Issuer Security the Master Issuer undertakes to file (or to procure that a filing is made) with the Registrar of Companies pursuant to the provisions of Chapter I of Part XII of the Companies Act 1985 a duly completed Form 395 in respect of itself together with the required registration fee and an executed copy of this Deed.

4.3      MASTER ISSUER TRANSACTION DOCUMENTS

         Each Master Issuer Secured Creditor acknowledges that it is bound by, and deemed to have notice of, all of the provisions of the Master Issuer Transaction Documents as if it was a party to each Master Issuer Transaction Document.

4.4      PAYMENTS TO THE MASTER ISSUER

         Notwithstanding the Master Issuer Security but subject as provided otherwise in this Deed, each of the parties acknowledges that each Master Issuer Secured Creditor and each other party to any Master Issuer Transaction Document may continue to make all payments becoming due to the Master Issuer under any Master Issuer Transaction Document in the manner envisaged by that document until receipt of written notice from the Master Issuer Security Trustee or any Receiver requiring payments to be made otherwise.

4.5      NEW MASTER ISSUER SECURED CREDITORS

(a) In order to become a New Master Issuer Secured Creditor a creditor of the Master Issuer must enter into an ACCESSION DEED in the form or substantially in the form set out in SCHEDULE 3.

(b) Each New Master Issuer Secured Creditor will be bound by the provisions of this Deed as if it contained covenants by each New Master Issuer Secured Creditor in favour of the Master Issuer Security Trustee and every other Master Issuer Secured Creditor to observe and be bound by all provisions of this Deed to apply to Master Issuer Secured Creditors.

4.6      MASTER ISSUER SECURITY TRUSTEE'S DISCRETION

         Subject to Clause 15(v) of the Master Issuer Trust Deed incorporated by reference herein, without prejudice to the rights of the Master Issuer Security Trustee after the security created under this Deed has become enforceable, the Master Issuer hereby authorises the Master Issuer Security Trustee, prior to the security created by this Deed becoming enforceable, to exercise, or refrain from exercising, all rights, powers, authorities, discretions and remedies of the Master Issuer under or in respect of the Master Issuer Transaction Documents referred to in Clause 3.2 (CONTRACTS) in such manner as in its absolute discretion it shall think fit. For the avoidance of doubt, the Master Issuer Security Trustee shall not be required to have regard to the interests of the Master Issuer in the exercise or non-exercise of any such rights, powers, authorities, discretions and remedies or to comply with any direction given by the Master Issuer in relation thereto.

5.       RESTRICTIONS ON EXERCISE OF CERTAIN RIGHTS

5.1      PAYMENTS TO MASTER ISSUER ACCOUNTS

         At all times prior to the release, re-assignment and/or discharge under Clause 18 (Release) of the Master Issuer Security, the Master Issuer will, save as otherwise provided in the Master Issuer Transaction Documents or unless the Master Issuer Security Trustee otherwise agrees in writing, procure that all amounts received by the Master Issuer under or in respect of the Master Issuer Transaction Documents will be credited to the Master Issuer Accounts in accordance with the terms of the Master Issuer Transaction Documents.

5.2      NO WITHDRAWALS FROM MASTER ISSUER ACCOUNTS

(a) No payment, transfer and/or withdrawal may be made from any of the Master Issuer Accounts other than as expressly permitted under this Deed or the Master Issuer Cash Management Agreement or with the prior written consent of the Master Issuer Security Trustee.

(b) For the avoidance of doubt, from time to time there shall be deemed to be released from the encumbrances constituted by this Deed:

         (i) all amounts standing to the credit of the Master Issuer Swap Collateral Ledger which shall be applied:

                 (A) prior to the termination of the relevant Master Issuer Swap Agreement, in or towards payment to the relevant Master Issuer Swap Provider of any amount due to the relevant Master Issuer Swap Provider in accordance with the terms of the relevant credit support agreement (including, without limitation, any interest, distributions or return amounts);

                 (B) following the termination of the relevant Master Issuer Swap Agreement:

                         I. first, in or towards payment to the relevant Master Issuer Swap Provider of any amount standing to the credit of the Master Issuer Swap Collateral Account in respect of the Master Issuer Swap Agreement entered into with that Master Issuer Swap Provider after the deduction of (i) the applicable termination amount due, if any, or (ii) any amount which the Master Issuer is entitled to in accordance with the terms of any credit support agreement thereto, in each case, from the relevant Master Issuer Swap Provider to the Master Issuer under such Master Issuer Swap Agreement; and

                         II. second, following payment of the amount (if any)
                             referred to in (I) above, in or towards the premium payable (if any) as a result of entering into a replacement swap agreement,

                 any such release to take effect immediately upon the relevant withdrawal being made provided that where the relevant amount is transferred to another bank account of the Master Issuer, it shall thereupon become subject to the encumbrances constituted by this Deed in respect of such bank account.

5.3      NO ENFORCEMENT BY MASTER ISSUER SECURED CREDITORS

(a) Except as provided below, each of the Master Issuer Secured Creditors (other than, in the case of paragraph (iii) below, the Note Trustee and the Master Issuer Security Trustee) agrees with the Master Issuer and the Master Issuer Security Trustee that:

         (i) only the Master Issuer Security Trustee may enforce the Master Issuer Security in accordance with the terms and conditions of this Deed;

         (ii) it will not take any steps or proceedings to procure the winding up, administration or liquidation of the Master Issuer; and

         (iii) it will not take any other steps or action against the Master Issuer or the Master Issuer Charged Property for the purpose of recovering any of the Master Issuer Secured Liabilities (including by exercising any rights of set-off) or enforcing any rights arising out of the Master Issuer Transaction Documents against the Master Issuer.

(b) If the Note Trustee has failed to serve a Note Enforcement Notice or to give directions to the Master Issuer Security Trustee to enforce the Master Issuer Security or the Master Issuer Security Trustee has failed to enforce the Master Issuer Security, in each case, within 30 days of becoming bound under the terms of the Conditions, the Master Issuer Trust Deed or this Deed, as the case may be, so to do and that failure is continuing or if there are no Master Issuer Notes outstanding, then each of the Master Issuer Secured Creditors will be entitled to take any steps and proceedings against the Master Issuer for the purpose of recovering any of the Master Issuer Secured Liabilities or enforcing any rights arising out of the Master Issuer Transaction Documents as it considers necessary other than any steps or proceedings:

         (i) in respect of procuring the winding up, administration or liquidation of the Master Issuer; and/or

         (ii) which would result in the breach by it of Clause 6 (Payments out of the Master Issuer Transaction Accounts Prior to Enforcement) and/or Clause 7 (Payments out of the Master Issuer Transaction Accounts Upon Enforcement) herein and/or any term of the other Master Issuer Transaction Documents.

5.4      LIMITED RECOURSE

(a) Each of the Master Issuer Secured Creditors (except for the Noteholders) hereby agrees that, notwithstanding any other provision of any Master Issuer Transaction Document, all obligations of the Master Issuer to each Master Issuer Secured Creditor (except for the Noteholders) in respect of the Master Issuer Secured Liabilities owing to each Master Issuer Secured Creditor (except for the Noteholders) are limited in recourse as set out below:

         (i) in the event of non-payment of any sum due and payable to a Master Issuer Secured Creditor (except for the Noteholders), its only remedy shall be enforcement of the Master Issuer Security in accordance with the provisions of this Deed and the other Master Issuer Transaction Documents; and

         (ii) in the event that the net proceeds of enforcing and (as fully as practicable and over whatever time period the Master Issuer Security Trustee considers reasonably necessary) realising all the Master Issuer Security are (after application of the proceeds in accordance with the provisions of this Deed) insufficient to discharge in full the amount of any Master Issuer Secured Liability owed to a Master Issuer Secured Creditor (except for the Noteholders), the Master Issuer's obligation in respect of the unpaid amount shall be automatically extinguished and such Master Issuer Secured Creditor shall have no further claim against the Master Issuer in respect of such unpaid amount.

(b) The provisions of this Clause 5.4 shall survive the termination of this Deed.

5.5      AMOUNTS RECEIVED BY MASTER ISSUER SECURED CREDITORS

         Each Master Issuer Secured Creditor agrees that if any amount is received by it (including by way of set-off) in respect of any Master Issuer Secured Liability owed to it other than in accordance with the provisions of this Deed, then an amount equal to the difference between the amount so received by it and the amount that it would have received had it been paid in accordance with the provisions of this Deed shall be received and held by it as trustee for the Master Issuer Security Trustee and shall be paid over to the Master Issuer Security Trustee immediately upon receipt so that such amount can be applied in accordance with the provisions of this Deed.

6.       PAYMENTS OUT OF THE MASTER ISSUER TRANSACTION ACCOUNTS PRIOR TO
         ENFORCEMENT

6.1      APPLICATION

         No payment, transfer and/or withdrawal may be made from any of the Master Issuer Transaction Accounts and/or the Additional Master Issuer Accounts and/or the Master Issuer Swap Collateral Account:

         (a) at any time upon and after enforcement of the Master Issuer Security without the prior written consent of the Master Issuer Security Trustee; and/or

         (b) under this Clause at any time upon and after a Note Enforcement Notice has been served.

6.2 PRIORITY OF PAYMENTS FOR MASTER ISSUER REVENUE RECEIPTS PRIOR TO SERVICE OF A MASTER ISSUER NOTE ENFORCEMENT NOTICE AND PRIOR TO THE SERVICE OF A MASTER INTERCOMPANY LOAN ACCELERATION NOTICE

         Notwithstanding the Master Issuer Security but subject to Clause 6.1 (APPLICATION) and Clause 6.3 (PRIORITY OF PAYMENTS OF MASTER ISSUER PRINCIPAL RECEIPTS PRIOR TO SERVICE OF A MASTER ISSUER NOTE ENFORCEMENT NOTICE AND PRIOR TO THE

         SERVICE OF A MASTER INTERCOMPANY LOAN ACCELERATION NOTICE), the Master Issuer Cash Manager, on behalf of the Master Issuer and the Master Issuer Security Trustee or its appointee, will withdraw funds standing to the credit of the Master Issuer Transaction Accounts on each Interest Payment Date (or on another date in respect of certain payments identified therein made to satisfy certain liabilities of the type described therein below if those payments are due on that other date) to be applied in accordance with the terms and conditions of the Master Issuer Cash Management Agreement in the order of priority (in each case, only to the extent that payments of a higher order of priority have been made in full) as set out in paragraph 3 of Schedule 2 of the Master Issuer Cash Management Agreement provided that any amounts raised by the Master Issuer by way of an issuance of Master Issuer Notes and standing to the credit of the Master Issuer Transaction Account will not be applied by the Master Issuer in accordance with such priority and such amounts will be advanced on such day by the Master Issuer to Funding pursuant to the Master Intercompany Loan Agreement as a Master Issuer Term Advance or as Master Issuer Term Advances corresponding to such Master Issuer Notes.

6.3 PRIORITY OF PAYMENTS OF MASTER ISSUER PRINCIPAL RECEIPTS PRIOR TO SERVICE OF A MASTER ISSUER NOTE ENFORCEMENT NOTICE AND PRIOR TO THE SERVICE OF A MASTER INTERCOMPANY LOAN ACCELERATION NOTICE

         Notwithstanding the Master Issuer Security but subject to Clause 6.1 (APPLICATION), the Master Issuer Cash Manager, on behalf of the Master Issuer and the Master Issuer Security Trustee or its appointee, will withdraw funds standing to the credit of the Master Issuer Transaction Accounts on each Interest Payment Date to be applied in accordance with the terms and conditions of the Master Issuer Cash Management Agreement in the order of priority (in each case, only to the extent that payments of a higher order of priority have been made in full) as set out in paragraph 4 of Schedule 2 to the Master Issuer Cash Management Agreement provided that any amounts raised by the Master Issuer by way of an issuance of Further Notes, Replacement Notes or New Notes and standing to the credit of the Master Issuer Transaction Account will not be applied by the Master Issuer in accordance with such priority and such amounts will be advanced on any day by the Master Issuer to Funding pursuant to the Master Intercompany Loan Agreement as a Master Issuer Term Advance or as Master Issuer Term Advances.

6.4 PAYMENT OF MASTER ISSUER REVENUE RECEIPTS AFTER SERVICE OF A MASTER ISSUER NOTE ENFORCEMENT NOTICE BUT PRIOR TO THE SERVICE OF A MASTER INTERCOMPANY LOAN ACCELERATION NOTICE

         From and including the time when a Note Enforcement Notice has been served on the Master Issuer but prior to the service of a Master Intercompany Loan Acceleration Notice, all Master Issuer Revenue Receipts received or recovered by the Master Issuer Security Trustee or any Receiver for the benefit of the Master Issuer Secured Creditors in respect of the Master Issuer Secured Liabilities shall be held by the Master Issuer Security Trustee or any Receiver, as the case may be, on trust to be applied, subject to Clause 7.2 (Collateral provided to the Master Issuer by the Master Issuer Swap Providers pursuant to the Master Issuer Swap Agreements), in accordance with Clause 6.2 (PRIORITY OF PAYMENTS FOR MASTER ISSUER REVENUE RECEIPTS PRIOR TO SERVICE OF A MASTER ISSUER NOTE ENFORCEMENT NOTICE AND PRIOR TO THE SERVICE OF A MASTER INTERCOMPANY LOAN ACCELERATION NOTICE) herein but as if:

         (a) each of the references in the Master Issuer Pre-Enforcement Revenue Priority of Payments to the Master Issuer Security Trustee included a reference to any Receiver appointed by the Master Issuer Security Trustee;

         (b) any reference in the Master Issuer Pre-Enforcement Revenue Priority of Payments to an amount payable by the Master Issuer which is not a Master Issuer Secured Liability were deleted; and

         (c) Clause 6.2 (Priority of payments for Master Issuer Revenue Receipts prior to service of a Master Issuer Note Enforcement Notice and prior to the service of a Master Intercompany Loan Acceleration Notice) and the Master Issuer Pre-Enforcement Revenue Priority of Payments were expressed to be subject to the provisions of Clause 6.7 (Enforcement When Not All Amounts Due and Payable).

6.5 PRIORITY OF PAYMENTS OF MASTER ISSUER PRINCIPAL RECEIPTS AFTER SERVICE OF A MASTER ISSUER NOTE ENFORCEMENT NOTICE BUT PRIOR TO THE SERVICE OF A MASTER INTERCOMPANY LOAN ACCELERATION NOTICE

         Following the service of a Note Enforcement Notice but prior to the service of a Master Intercompany Loan Acceleration Notice on Funding, the Master Issuer Security Trustee (or Receiver appointed on its behalf) will apply Master Issuer Principal Receipts on each Interest Payment Date to repay the Notes in the following manner:

         (a) first, in no order of priority between them, but in proportion to the amounts due, in respect of each AAA Master Issuer Term Advance (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Master Issuer Notes):

                 (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class A Master Issuer Notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                 (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class A Master Issuer Notes;

         (b) then, in no order of priority between them, but in proportion to the amounts due, in respect of each AA Master Issuer Term Advance (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Master Issuer Notes):

                 (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class B Master Issuer Notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                 (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class B Master Issuer Notes;

         (c) then, in no order of priority between them, but in proportion to the amounts due, in respect of each A Master Issuer Term Advance (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Master Issuer Notes):

                 (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class M Master Issuer Notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                 (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class M Master Issuer Notes;

         (d) then, in no order of priority between them, but in proportion to the amounts due, in respect of each BBB Master Issuer Term Advance (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Master Issuer Notes):

                 (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class C Master Issuer Notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                 (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class C Master Issuer Notes;

         (e) then, in no order of priority between them, but in proportion to the amounts due, in respect of each BB Master Issuer Term Advance (and in respect of (ii) below, the principal amounts received (if any) from the Master Issuer Swap Providers under the relevant Master Issuer Swap Agreements in respect of the related Series and Class of Master Issuer Notes):

                 (i) to pay amounts due and payable (in respect of principal) on such Interest Payment Date to the relevant Master Issuer Swap Providers in respect of the related Series and Class of Class D Master Issuer Notes in accordance with the terms of the relevant Master Issuer Swap Agreements; and

                 (ii) to pay amounts due and payable in respect of principal (if any) on such Interest Payment Date on the related Series and Class of Class D Master Issuer Notes;

6.6      AUTHORISED INVESTMENTS

(a) Notwithstanding the Master Issuer Security but subject to Clause 6.1 (APPLICATION), the Master Issuer Cash Manager, on behalf of the Master Issuer and the Master Issuer Security Trustee or its appointee, may withdraw amounts standing to the credit of the Master Issuer Accounts from time to time for the purpose of acquiring Authorised Investments in accordance with the terms of the Master Issuer Bank Account Agreement and the Master Issuer Cash Management Agreement. All amounts received in respect of any Authorised Investments (including any amounts received as a result of a disposal under paragraph (b) below) will be deposited into the Master Issuer Accounts.

(b) Notwithstanding the Master Issuer Security, the Master Issuer Cash Manager, on behalf of the Master Issuer and the Master Issuer Security Trustee or its appointee, may sell or redeem or otherwise dispose of any Authorised Investments on any day prior to the enforcement of the Master Issuer Security subject to the terms and conditions of this Deed and the Master Issuer Cash Management Agreement.

6.7      ENFORCEMENT WHEN NOT ALL AMOUNTS DUE AND PAYABLE

         If the Master Issuer Security Trustee enforces the Master Issuer Security at a time when either no amounts or not all amounts owing in respect of the Master Issuer Secured Liabilities have become due and payable, the Master Issuer Security Trustee (or a Receiver) may, for so long as no such amounts or not all such amounts have become due and payable, pay any monies referred to in Clause 6 (Payments out of the Master Issuer Transaction Accounts Prior to Enforcement) herein into, and retain such monies in, an interest-bearing account (a RETENTION ACCOUNT) to be held by it as security and applied by it in accordance with Clause 6 (Payments out of the Master Issuer Transaction Accounts Prior to Enforcement) herein as and when any of the amounts referred to therein become due and payable.

7.       PAYMENTS OUT OF THE MASTER ISSUER TRANSACTION ACCOUNTS UPON
         ENFORCEMENT

7.1 PRIORITY OF PAYMENTS OF MASTER ISSUER PRINCIPAL RECEIPTS AND MASTER ISSUER REVENUE RECEIPTS AFTER SERVICE OF A MASTER ISSUER NOTE ENFORCEMENT NOTICE AND AFTER SERVICE OF A MASTER INTERCOMPANY LOAN ACCELERATION NOTICE

(a) Following the service of a Note Enforcement Notice on the Master Issuer and the service of a Master Intercompany Loan Acceleration Notice on Funding all amounts received or recovered by the Master Issuer Security Trustee (or a Receiver appointed on its behalf) shall be applied in accordance with the order of priorities set out in paragraph (b) below (known as the MASTER ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS).

(b) The Master Issuer Security Trustee will on each Interest Payment Date or when due in respect of amounts due to the Master Issuer Account Banks under the Master Issuer Bank Account Agreement under paragraph
         (ii) below, apply amounts received or recovered following enforcement of the Master Issuer Charged Property, subject to Clause 7.2 (Collateral provided to the Master Issuer by the Master Issuer Swap Providers pursuant to the Master Issuer Swap Agreements), as follows:

         (i) first, without priority among them, but in proportion to the respective amounts due, to pay amounts due to:

                 (A) the Master Issuer Security Trustee and any Receiver appointed by the Master Issuer Security Trustee together with interest and any amount in respect of VAT on those amounts and any amounts then due or to become due to the Master Issuer Security Trustee and the Receiver under the provisions of this Deed;

                 (B) the Note Trustee together with interest and any amount in respect of VAT on those amounts and any amounts then due or to become due and payable to the Note Trustee under the provisions of the Master Issuer Trust Deed; and

                 (C) the Agent Bank, the Paying Agents, the Registrar and the Transfer Agent together with interest and any amount in respect of VAT on those amounts and any costs, charges, liabilities and expenses then due or to become due and payable to them under the provisions of the Master Issuer Paying Agent and Agent Bank Agreement;

         (ii) then, without priority among them, but in proportion to the respective amounts due, towards payment of amounts (together with any amount in respect of VAT on those amounts) due and payable to the Master Issuer Cash Manager under the Master Issuer Cash Management Agreement and to the Master Issuer Corporate Services Provider under the Master Issuer Corporate Services Agreement and to the Master Issuer Account Banks under the Master Issuer Bank Account Agreement;

         (iii) then, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class A Master Issuer Notes (excluding any termination payment due and payable to a Master Issuer Swap Provider as a result of a Master Issuer Swap Provider Default or a Master Issuer Downgrade Termination Event) and from amounts received from the Master Issuer Swap Providers, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class A Master Issuer Notes;

         (iv) then, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class B Master Issuer Notes (excluding any termination payment due and payable to a Master Issuer Swap Provider as a result of a Master Issuer Swap Provider Default or a Master Issuer Downgrade Termination Event) and from amounts received from the Master Issuer Swap Providers, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class B Master Issuer Notes;

         (v) then, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class M Master Issuer Notes (excluding any termination payment due and payable to a Master Issuer Swap Provider as a result of a Master Issuer Swap Provider Default or a Master Issuer Downgrade Termination Event) and from amounts received from the Master Issuer Swap Providers, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class M Master Issuer Notes;

         (vi) then, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class C Master Issuer Notes (excluding any termination payment due and payable to a Master Issuer Swap Provider as a result of a Master Issuer Swap Provider Default or a Master Issuer Downgrade Termination Event) and from amounts received from the Master Issuer Swap Providers, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class C Master Issuer Notes;

         (vii) then, without priority among them but in proportion to the respective amounts due, to pay amounts due to the Master Issuer Swap Providers for each Series of Class D Master Issuer Notes (excluding any termination payment due and payable to a Master Issuer Swap Provider as a result of a Master Issuer Swap Provider Default or a Master Issuer Downgrade Termination Event) and from amounts received from the Master Issuer Swap Providers, to pay interest due or overdue on, and to repay principal of, the applicable Series of Class D Master Issuer Notes;

         (viii) then, without priority among them but in proportion to the respective amounts due, to pay any termination payment due to a Master Issuer Swap Provider for each Series of Class A Master Issuer Notes following a Master Issuer Swap Provider Default or a Master Issuer Downgrade Termination Event;

         (ix) then, without priority among them but in proportion to the respective amounts due, to pay any termination payment due to a Master Issuer Swap Provider for each Series of Class B Master Issuer Notes following a Master Issuer Swap Provider Default or a Master Issuer Downgrade Termination Event;

         (x) then, without priority among them but in proportion to the respective amounts due, to pay any termination payment due to a Master Issuer Swap Provider for each Series of Class M Master Issuer Notes following a Master Issuer Swap Provider Default or a Master Issuer Downgrade Termination Event;

         (xi) then, without priority among them but in proportion to the respective amounts due, to pay any termination payment due to a Master Issuer Swap Provider for each Series of Class C Master Issuer Notes following a Master Issuer Swap Provider Default or a Master Issuer Downgrade Termination Event; and

         (xii) then, without priority among them but in proportion to the respective amounts due, to pay any termination payment due to a Master Issuer Swap Provider for each Series of Class D Master Issuer Notes following a Master Issuer Swap Provider Default or a Master Issuer Downgrade Termination Event.

7.2 COLLATERAL PROVIDED TO THE MASTER ISSUER BY THE MASTER ISSUER SWAP PROVIDERS PURSUANT TO THE MASTER ISSUER SWAP AGREEMENTS

(a) After the service of a Master Issuer Note Enforcement Notice and following the early termination of the Master Issuer Swap Agreement due to an event of default, the aggregate value of all collateral transferred to the Master Issuer under any mark-to-market collateral agreement entered into in connection with the Master Issuer Swap Agreements by a Master Issuer Swap Provider (or any proceeds thereof) will, subject to the deduction of the net amount (if any) due from the relevant Master Issuer Swap Provider to the Master Issuer under such Master Issuer Swap Agreement or any other amount due to the Master Issuer under such Master Issuer Swap Agreement as a result of the termination of such Master Issuer Swap Agreement, be paid to the relevant Master Issuer Swap Provider in accordance with the terms of the relevant Master Issuer Swap Agreement and, for the avoidance of doubt, will not be available to the other Master Issuer Secured Creditors.

(b) After the service of a Master Issuer Note Enforcement Notice and following the early termination of the Master Issuer Swap Agreement due to an event of default, all amounts standing to the credit of each Master Issuer Swap Collateral Account after the payment of surplus amounts, if any, due to the relevant Master Issuer Swap Provider as a result of the application of Clause 7.2(a) may be applied: (i) by the Master Issuer in or towards the payment of any cost (including any premium) payable as a result of entering into a replacement swap agreement; or (ii) by the Master Issuer Security Trustee as Master Issuer Revenue Receipts in accordance with the relevant Master Issuer Post-Enforcement Priority of Payments.

8.       ENFORCEMENT BY THE MASTER ISSUER SECURITY TRUSTEE

8.1      MANDATORY ENFORCEMENT

(a) Subject to Clause 8.2 (ADMINISTRATIVE RECEIVER), the Master Issuer Security Trustee will not, and will not be bound to, take any steps, institute any proceedings, exercise its rights and/or to take any other action under or in connection with any of the Master Issuer Transaction Documents

         (including, without limitation, enforcing the Master Issuer Security) unless the Master Issuer Security Trustee:

         (i) has been indemnified and/or secured to its satisfaction against all liabilities to which is may render itself liable or which it may incur by so doing; and

         (ii)    is directed to do so by:

                 (A)     the Note Trustee; or

                 (B) if there are no Master Issuer Notes outstanding, all of the other Master Issuer Secured Creditors,

         (in each case, the INSTRUCTING PARTY), in which case the Master Issuer Security Trustee will be bound to take such action in the manner instructed by the Instructing Party, provided that the Master Issuer Security Trustee may at all times, whether or not so instructed, take such action in respect of any right, power or discretion which is personal to the Master Issuer Security Trustee or is to preserve or protect the Master Issuer Security Trustee's position or is of a purely administrative nature.

(b) The Master Issuer Security Trustee shall not be liable to any Master Issuer Secured Creditor for any action it may take in accordance with any instructions received pursuant to paragraph (a) above. The Master Issuer Security Trustee shall be entitled to seek clarification from the relevant Instructing Party with regard to such instructions and may in its discretion elect not to act pending receipt of such clarification to its satisfaction from such relevant Instructing Party.

(c) Upon being directed by the Note Trustee to enforce the Master Issuer Security in accordance with paragraph (a)(ii) above, the Master Issuer Security Trustee will notify the Master Issuer and the Master Issuer Secured Creditors of such direction.

8.2      ADMINISTRATIVE RECEIVER

(a) Notwithstanding any term of this Deed, subject to paragraph (b) below, the Master Issuer Security Trustee must enforce the Master Issuer Security by appointing an administrative receiver in respect of the Master Issuer if it has actual notice of:

         (i) an application for the appointment of an administrator in respect of the Master Issuer; or

         (ii) the giving of a notice of intention to appoint an administrator in respect of the Master Issuer,

         and that appointment shall take effect not later than the final day by which it must take effect in order to prevent an administration proceeding.

(b) The Master Issuer Security Trustee is not liable for any failure to appoint an administrative receiver in respect of the Master Issuer, save in the case of its own gross negligence, wilful default or fraud and, for the avoidance of doubt:

         (i) nothing in this Clause 8.2 (ADMINISTRATIVE RECEIVER) shall be construed so as to impose on the Master Issuer Security Trustee any obligation to indemnify any administrative receiver appointed by it pursuant to this Clause 8.2 (ADMINISTRATIVE RECEIVER) except to the extent of (and from) the cash and assets comprising the Master Issuer Security held by the Master Issuer Security Trustee at such time; and

         (ii) the Master Issuer Security Trustee shall have no liability if, having used its reasonable endeavours, it is unable to find a person who is willing to be appointed as an administrative receiver on the terms as to indemnification referred to in paragraph (b)(i) above.

(c) The Master Issuer Security Trustee shall not be liable to any Master Issuer Secured Creditor for any action it may take in accordance with paragraph (a) above.

(d) The Master Issuer hereby waives any claims against the Master Issuer Security Trustee in respect of any appointment made pursuant to this Clause 8.2.

9.       ENFORCEMENT OF MASTER ISSUER SECURITY

9.1      GENERAL

(a) For the purposes of all powers implied by statute, the Master Issuer Secured Liabilities are deemed to have become due and payable on the date of this Deed.

(b) Section 103 of the Law of Property Act 1925 (the 1925 ACT) (restricting the power of sale) and Section 93 of the 1925 Act (restricting the right of consolidation) do not apply to the Security Interests comprised in the Master Issuer Security.

9.2      NOTE EVENT OF DEFAULT

         The Master Issuer Security will become immediately enforceable upon the occurrence of a Note Event of Default or, if there are no Master Issuer Notes outstanding, upon failure by the Master Issuer to pay any other Master Issuer Secured Liability on its due date (subject to any applicable grace period).

9.3      PRIVILEGES

         The Master Issuer Security Trustee and each Receiver is entitled to all the rights, powers, privileges and immunities conferred by the 1925 Act on mortgagees and receivers duly appointed under the 1925 Act, except that Section 103 of the 1925 Act does not apply.

9.4      POWER OF SALE

         The power of sale and other powers conferred by Section 101 of the 1925 Act, as extended and varied by this Deed, will be immediately exercisable at any time after the Master Issuer Security has become enforceable.

9.5      EXTENSION OF THE 1925 ACT

(a) The statutory powers of leasing conferred on the Master Issuer Security Trustee are extended so as to authorise the Master Issuer Security Trustee to lease, make agreements for leases, accept surrenders of leases and grant options as the Master Issuer Security Trustee may think fit and without the need to comply with any provision of Section 99 or 100 of the 1925 Act.

(b) The statutory powers of sale and the other powers conferred on the Master Issuer Security Trustee by Section 101(1) and (2) of the 1925 Act are extended so as to authorise the Master Issuer Security Trustee (upon such terms as the Master Issuer Security Trustee may think fit and in accordance with the terms of this Deed) to:

         (i) make demand in the name of the other Master Issuer Secured Creditors or in its own right for any moneys and liabilities in respect of the Master Issuer Charged Property; and

         (ii) do all or any of the things or exercise all or any of the powers referred to in Clause 11 (Powers of Receiver) herein as if each of them was expressly conferred on the Master Issuer Security Trustee by this Deed.

9.6      MORTGAGEE IN POSSESSION

(a) Neither the Master Issuer Security Trustee nor any Receiver will be liable, by reason of the Master Issuer Security or entering into possession of a Master Issuer Charged Property, to account as mortgagee or security holder in possession or for any loss on realisation or for any default or omission for which a mortgagee or security holder in possession might be liable.

(b) Each of the Master Issuer Security Trustee, the other Master Issuer Secured Creditors and any Receiver will not take any action (other than, in the case of the other Master Issuer Secured Creditors, with the Master Issuer Security Trustee's prior written consent) which would be likely to lead to the Master Issuer Security Trustee or the other Master Issuer Secured Creditors becoming a mortgagee or security holder in possession in respect of any Master Issuer Charged Property.

9.7      PROTECTION OF THIRD PARTIES

         No person (including a purchaser) dealing with the Master Issuer Security Trustee or any Receiver or its or his agents will be concerned to enquire:

         (a) whether the Master Issuer Secured Liabilities remain outstanding or have become payable;

         (b) whether any power which the Master Issuer Security Trustee or that Receiver is purporting to exercise has become exercisable or is being properly exercised; or

         (c) how any money paid to the Master Issuer Security Trustee or to that Receiver is to be applied,

         and the protections afforded to purchasers from a mortgagee by Section 104 and 107 of the 1925 Act and to persons dealing with an administrative receiver by Section 42(3) of the Insolvency Act 1986 will apply.

9.8      CONTINGENCIES

         If the Master Issuer Security is enforced at a time when no amount is due in respect of the Master Issuer Secured Liabilities or any of the Master Issuer Secured Liabilities are contingent or future, the Master Issuer Security Trustee or any Receiver may pay the proceeds of any recoveries effected by it into any interest-bearing account to be held by it as security and applied in accordance with the terms and conditions of this Deed and the Master Issuer Cash Management Agreement.

9.9      DISPOSAL OF MASTER ISSUER CHARGED PROPERTY

         Notwithstanding the other provisions of this Clause 9 (Enforcement of Master Issuer Security), if the Master Issuer Security has become enforceable otherwise than by reason of a default in payment of any amount due on the Class A Master Issuer Notes (or, once the Class A Master Issuer Notes have been redeemed in full, the Class B Master Issuer Notes or, once the Class A Master Issuer Notes and the Class B Master Issuer Notes have been redeemed in full, the Class M Master Issuer Notes or, once the Class A Master Issuer Notes, the Class B Master Issuer Notes and the Class M Master Issuer Notes have been redeemed in full, the Class C Master Issuer Notes or, once the Class A Master Issuer Notes, the Class B Master Issuer Notes, the Class M Master Issuer Notes and the Class C Master Issuer Notes have been redeemed in full, the Class D Master Issuer Notes), the Master Issuer Security Trustee will not be entitled to dispose of any of the Master Issuer Charged Property unless either a sufficient amount would be realised to allow discharge in full of all amounts owing to the Class A Noteholders (and, once all of the Class A Noteholders have been repaid, the Class B Noteholders and, once all the Class A Noteholders and the Class B Noteholders have been repaid, the Class M Noteholders and, once all the Class A Noteholders, the Class B Noteholders and the Class M Noteholders have been repaid, the Class C Noteholders and, once all the Class A Noteholders, the Class B Noteholders, the Class M Noteholders and the Class C Noteholders have been repaid, the Class D Noteholders) or the Master Issuer Security Trustee is of the sole opinion, which shall be binding on the Master Issuer Secured Creditors, reached after considering at any time and from time to time the advice of any financial adviser (or such other professional advisers reasonably selected by the Master Issuer Security Trustee for the purpose of giving such advice), that the cash flow prospectively receivable by the Master Issuer will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Master Issuer, to discharge in full in due course all amounts owing to the Class A Noteholders (or, once all of the Class A Noteholders have been repaid, the Class B Noteholders or once all the Class A Noteholders and the Class B Noteholders have been repaid, the Class M Noteholders or once all the Class A Noteholders, the Class B Noteholders and the Class M Noteholders have been repaid, the Class C Noteholders or once all the Class A Noteholders, the Class B Noteholders, the Class M Noteholders and the Class C Noteholders have been repaid, the Class D Noteholders). The fees and expenses of the aforementioned financial adviser or other professional adviser selected by the Master Issuer Security Trustee shall be paid by the Master Issuer.

10.      RECEIVER

10.1     APPOINTMENT OF RECEIVER

(a) Except as provided below, the Master Issuer Security Trustee may appoint any one or more persons to be a Receiver of all or any part of the Master Issuer Charged Property if the Master Issuer Security has become enforceable.

(b) Any appointment under paragraph (a) above may be by deed, under seal or in writing under its hand.

(c) Except as provided below, any restriction imposed by law on the right of a mortgagee to appoint a Receiver (including under section 109(1) of the 1925 Act) does not apply to this Deed.

(d) The Master Issuer Security Trustee is not entitled to appoint a Receiver solely as a result of:

         (i)     the obtaining of a moratorium; or

         (ii)    anything done with a view to obtaining a moratorium,

         under the Insolvency Act 2000.

10.2     REMOVAL

         The Master Issuer Security Trustee may by writing under its hand (subject to any requirement for an order of the court in the case of an administrative receiver) remove any Receiver appointed by it and may, whenever it thinks fit, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated. The Master Issuer Security Trustee may apply to the court for an order removing an administrative receiver.

10.3     REMUNERATION

         The Master Issuer Security Trustee may fix the remuneration of any Receiver appointed by it and the maximum rate specified in Section 109(6) of the 1925 Act will not apply. The Master Issuer will pay the remuneration of any Receiver in accordance with the terms and in the manner agreed from time to time between the relevant Receiver and the Master Issuer Security Trustee, subject to the terms and conditions of this Deed.

10.4     AGENT OF THE MASTER ISSUER

(a) A Receiver will be deemed to be the agent of the Master Issuer for all purposes and accordingly will be deemed to be in the same position as a Receiver duly appointed by a mortgagee under the 1925 Act. The Master Issuer alone is responsible for the contracts, engagements, acts, omissions, defaults and losses of a Receiver and for liabilities incurred by a Receiver.

(b) If a liquidator of the Master Issuer is appointed, the Receiver will act as principal and not as agent of the Master Issuer Security Trustee.

(c) The Master Issuer Security Trustee will not incur any liability (either to the Master Issuer or to any other person) by reason of the appointment of a Receiver.

10.5     RELATIONSHIP WITH MASTER ISSUER SECURITY TRUSTEE

         To the fullest extent allowed by law, any right, power or discretion conferred by this Deed (either expressly or impliedly) or by law on a Receiver may, after the Master Issuer Security becomes enforceable, be exercised by the Master Issuer Security Trustee in relation to any Master Issuer Charged Property without first appointing a Receiver and notwithstanding the appointment of a Receiver.

11.      POWERS OF RECEIVER

11.1     GENERAL

(a) A Receiver has all of the rights, powers and discretions set out below in this Clause in addition to those conferred on it by any law; this includes:

         (i) in the case of an administrative receiver, all the rights, powers and discretions conferred on an administrative receiver under the Insolvency Act 1986; and

         (ii) otherwise, all the rights, powers and discretions conferred on a receiver (or a receiver and manager) under the 1925 Act and the Insolvency Act 1986.

(b) If there is more than one Receiver holding office at the same time, each Receiver may (unless the document appointing him states otherwise) exercise all of the powers conferred on a Receiver under this Deed individually and to the exclusion of any other Receiver.

11.2     POSSESSION

         A Receiver may take immediate possession of, get in and collect any Master Issuer Charged Property.

11.3     CARRY ON BUSINESS

         A Receiver may carry on any business of the Master Issuer in any manner he thinks fit.

11.4     EMPLOYEES

(a) A Receiver may appoint and discharge managers, officers, agents, accountants, servants, workmen and others for the purposes of this Deed upon such terms as to remuneration or otherwise as he thinks fit.

(b)      A Receiver may discharge any person appointed by the Master Issuer.

11.5     BORROW MONEY

         A Receiver may raise and borrow money either unsecured or on the security of any Master Issuer Charged Property either in priority to the Master Issuer Security or otherwise and generally on any terms and for whatever purpose which he thinks fit.

11.6     SALE OF ASSETS

(a) A Receiver may sell, exchange, convert into money and realise any Master Issuer Charged Property by public auction or private contract and generally in any manner and on any terms which he thinks fit.

(b) The consideration for any such transaction may consist of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over any period which he thinks fit.

(c) Fixtures, other than landlord's fixtures, may be severed and sold separately from the property containing them without the consent of the Master Issuer.

11.7     LEASES

         A Receiver may let any Master Issuer Charged Property for any term and at any rent (with or without a premium) which he thinks fit and may accept a surrender of any lease or tenancy of any Master Issuer Charged Property on any terms which he thinks fit (including the payment of money to a lessee or tenant on a surrender).

11.8     COMPROMISE

         A Receiver may settle, adjust, refer to arbitration, compromise and arrange any claim, account, dispute, question or demand with or by any person who is or claims to be a creditor of the Master Issuer or relating in any way to any Master

         Issuer Charged Property, provided that, any such claim has priority to or ranks pari passu with this Deed.

11.9     LEGAL ACTIONS

         A Receiver may bring, prosecute, enforce, defend and abandon any action, suit or proceedings in relation to any Master Issuer Charged Property which he thinks fit.

11.10    RECEIPTS

         A Receiver may give a valid receipt for any moneys and execute any assurance or thing which may be proper or desirable for realising any Master Issuer Charged Property.

11.11    SUBSIDIARIES

         A Receiver may form a Subsidiary of the Master Issuer and transfer to that Subsidiary any Master Issuer Charged Property.

11.12    DELEGATION

         A Receiver may delegate his powers in accordance with this Deed.

11.13    LENDING

         A Receiver may lend money or advance credit to any customer of the Master Issuer.

11.14    PROTECTION OF ASSETS

         A Receiver may:

         (a) effect any repair or insurance and do any other act which the Master Issuer might do in the ordinary conduct of its business to protect or improve any Master Issuer Charged Property;

         (b)     commence and/or complete any building operation; and

         (c) apply for and maintain any planning permission, building regulation approval or any other authorisation,

         in each case as he thinks fit.

11.15    UNCALLED CAPITAL

         A Receiver may call up or require the directors of the Master Issuer to call up any uncalled capital of the Master Issuer.

11.16    PAYMENT OF EXPENSES

         A Receiver may pay and discharge, out of the profits and income of the Master Issuer Charged Property and any moneys made by it in carrying on the business of the Master Issuer, the expenses incurred by it in connection with the carrying on and management of that business or in the exercise of any of the powers conferred by this Clause or otherwise in respect of the Master Issuer Charged

         Property and all other expenses which it shall think fit to pay and will apply the residue of those profits and income in accordance with the terms and conditions of this Deed.

11.17    OTHER POWERS

         A Receiver may:

         (a) do all other acts and things which he may consider desirable or necessary for realising any Master Issuer Charged Property or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under or by virtue of this Deed or law;

         (b) exercise in relation to any Master Issuer Charged Property all the powers, authorities and things which he would be capable of exercising if he were the absolute beneficial owner of that Master Issuer Charged Property; and

         (c) use the name of the Master Issuer for any of the above purposes.

12.      MODIFICATION, AUTHORISATION, WAIVER, AND CONSENT

12.1     MODIFICATIONS TO TRANSACTION DOCUMENTS

         Subject to Clause 12.2 below, the Master Issuer Security Trustee shall concur with any person in making any modifications to any Master Issuer Transaction Document only (for so long as the Master Issuer Notes remain outstanding) if so directed by the Note Trustee.

12.2 MODIFICATIONS TO ANY FUNDING AGREEMENT OR THE MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE

(a) Without prejudice to (i) Clause 12.1 above; and (ii) Clause 25.8 of the Funding Deed of Charge, subject to paragraph (b) below, the Master Issuer Security Trustee shall be required to give its consent to any modifications to any Funding Agreement or the Master Definitions and Construction Schedule that are requested by Funding or the Cash Manager, provided that Funding or the Cash Manager, as the case may be, has certified to the Master Issuer Security Trustee in writing that such modifications are required in order to accommodate:

         (i) Master Issuer Notes to be issued and/or Master Issuer Term Advances to be made available by the Master Issuer to Funding under the Master Intercompany Loan Agreement;

         (ii) the entry into by Funding into New Intercompany Loan Agreements, the issue of new types of notes by New Issuers or the issue of notes by Funding directly;

         (iii) the addition of other relevant Funding Secured Creditors to the Transaction Documents;

         (iv) the assignment of New Loans or their Related Security to the Mortgages Trustee;

         (v)     amendments to the representations and warranties set out in
                 Schedule 1 of the Mortgage Sale Agreement;

         (vi) changes to the Funding Reserve Fund Required Amount, the Funding Liquidity Reserve Required Amount and/or the manner in which the Funding Reserve Fund or the Funding Liquidity Reserve Fund is funded;

         (vii) different Interest Payment Dates and/or Interest Periods for any Master Issuer Notes to be issued by the Master Issuer (including modification of the Interest Payment Dates and/or Interest Periods and/or the basis for the calculation of interest in respect of any outstanding Master Issuer Notes and/or the Funding Interest Payment Dates and/or the Interest Period and/or the basis for the calculation of interest in respect of any outstanding Master Issuer Term Advances under the Master Intercompany Loan Agreement); and/or

         (viii) changes to be made to the definitions of Asset Trigger Event and Non-Asset Trigger Event.

(b) The Master Issuer Security Trustee shall only be required to make the modifications set out in paragraph (a) above if the Master Security Trustee is satisfied that:

         (i) in respect of the matter set out in paragraphs (a)(i) to (v), the conditions precedent to:

                 (A) Master Issuer Notes being issued by the Master Issuer and/or Master Issuer Term Advances being made available to Funding (as set out in Condition 15 and Clause 3 of the Master Intercompany Loan Agreement);

                 (B) New Notes being issued by New Issuers or by Funding directly and/or New Intercompany Loans being made available to Funding;

                 (C) the assignment of New Loans to the Mortgages Trustee (as set out in Clause 4 of the Mortgage Sale Agreement); and/or

                 (D)     amending the representations and warranties set out in
                         Schedule 1 of the Mortgage Sale Agreement,

                 have been satisfied; and

         (ii)    in respect of the matters set out in paragraphs (a)(i) to
                 (a)(viii) inclusive, the Master Issuer Security Trustee has received written confirmation from each of the Rating Agencies that the relevant modifications will not result in a reduction, qualification or withdrawal of the current ratings of the Master Issuer Notes.

         (c) Each Master Issuer Secured Creditor hereby acknowledges that the Master Issuer Security Trustee is required to make the modifications set out in paragraph (a) above (subject to paragraph (b)), and each Master Issuer Secured Creditor further acknowledges that such modifications may adversely affect the manner in which the Mortgages Trustee allocates monies to Funding and/or the amount of monies available to Funding and to the Master Issuer to meet the Funding Secured Liabilities and the Master Issuer Secured Liabilities. Each Master Issuer Secured Creditor agrees that such modifications shall be binding on it and unless the Master Issuer Security Trustee otherwise agrees, notice thereof shall be given by the Master Issuer Cash Manager to the Master Issuer Secured Creditors (including the Noteholders) as soon as practicable after the modifications have been made.

12.3     FURTHER ASSURANCE

         Each of the Master Issuer Secured Creditors agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other documents and instruments as may be required by law or requested by the other party at the other party's expense to establish, maintain and protect the rights and remedies of the other party and carry out and effect the intent and purpose of this Clause 12.

12.4     AUTHORISATION OR WAIVER

         The Master Issuer Security Trustee shall waive or authorise (without prejudice to its rights in respect of any further or other breach) any breach or proposed breach by the Master Issuer or any other person of any of the covenants or provisions of any Master Issuer Transaction Document only if so directed by the Note Trustee so long as there are any Master Issuer Notes outstanding.

12.5     REQUESTS FOR CONSENT OR APPROVAL

         If a request is made to the Master Issuer Security Trustee by the Master Issuer or any other person to give its consent or approval to any event, matter or thing, then:

         (a) if any Master Issuer Transaction Document specifies that the Master Issuer Security Trustee is required to give its consent or approval to that event, matter or thing if certain specified conditions are satisfied in relation to that event, matter or thing, then the Master Issuer Security Trustee will give its consent or approval to that event, matter or thing upon being satisfied that those specified conditions have been satisfied; and

         (b) in any other case, the Master Issuer Security Trustee shall give its consent or approval to that event, matter or thing only if so directed by the Note Trustee so long as there are any Master Issuer Notes outstanding.

12.6     BINDING ON MASTER ISSUER SECURED CREDITORS

         Any modification, authorisation, waiver, consent or approval provided under this Clause will be binding on all of the Master Issuer Secured Creditors.

12.7     ADDITIONAL TERMS AND CONDITIONS

         Any modification, authorisation, waiver, consent or approval provided under this Clause may be made or given on such terms and subject to such conditions (if any) as the Note Trustee may direct so long as there are any Notes outstanding.

12.8     NOTICE TO MASTER ISSUER SECURED CREDITORS

         If required by the Master Issuer Security Trustee, the Master Issuer will as soon as practicable notify:

         (a)     the Noteholders in accordance with the Conditions; and

         (b) each of the other Master Issuer Secured Creditors in accordance with this Deed,

         in each case, of any modification, authorisation or waiver made under this Clause.

13.      ADDITIONAL PROVISIONS REGARDING THE MASTER ISSUER SECURITY TRUSTEE

13.1     INCORPORATION OF MASTER ISSUER TRUST DEED PROVISIONS

(a) Without prejudice to the other provisions of this Deed and except as set out below, the following Clauses of the Master Issuer Trust Deed are incorporated in and will apply, mutatis mutandis, to this

         Deed (and for that purpose references in that Clause to "these presents" or to "this Deed" will be construed as references to this Deed and references in that Clause to "the Note Trustee" will be construed as references to the Master Issuer Security Trustee):

         (i)     Clause 12 (Investment by Note Trustee);

         (ii)    Clause 14 (Remuneration and indemnification of the Note
                 Trustee);

         (iii)   Clause 15 (Supplement to Trustee Acts);

         (iv)    Clause 16 (Note Trustee's liability);

         (v) Clause 17 (Note Trustee contracting with Master Issuer and others);

         (vi)    Clause 21 (Eligibility and Disqualification; New Note
                 Trustee);

         (vii)   Clause 22 (Note Trustee's retirement and removal); and

         (viii)  Clause 23 (Note Trustee's powers to be additional).

(b) Clause 14 (Remuneration and indemnification of the Note Trustee) of the Master Issuer Trust Deed will be amended so that:

         (i) the last sentence of clause 14.1(a) is deleted and replaced by the following:

                 "Such remuneration shall accrue from day to day and be payable up to and including the date when the Master Issuer Security Period has expired and the Master Issuer Security Trustee has released, reassigned and/or discharged the Master Issuer Charged Property from the Master Issuer Security as provided under this Deed."; and

         (ii) each of the references to the Master Issuer Security Trustee in clauses 14.5, 14.6 and 14.7 include a reference to any Receiver appointed by the Master Issuer Security Trustee.

(c) The following words shall be added to the end of clause 15(x)(ii) before the final full stop:

         ", provided that if the Master Issuer Security Trustee is required to appoint an administrative receiver pursuant to clause 8.2 (ADMINISTRATIVE RECEIVER) of the Master Issuer Deed of Charge, the Master Issuer Security Trustee agrees that it is adequately indemnified and secured in respect of such appointment by virtue of its rights against the Master Issuer under the Master Issuer Deed of Charge and the security that it has in respect of such rights."

13.2     NO TRANSFER OF OBLIGATIONS

         Notwithstanding anything else in this Deed, the Master Issuer Security Trustee does not assume and will not be obliged to perform any obligations of any other Party.

13.3     NO OBLIGATION TO INSURE

         The Master Issuer Security Trustee shall not be under any obligation to insure in respect of any of the Master Issuer Charged Property or to require any other person to maintain any such insurance.

14.      MASTER ISSUER SECURITY POWER OF ATTORNEY

         Immediately upon execution of this Deed, the Master Issuer will execute and deliver to the Master Issuer Security Trustee the Master Issuer Security Power of Attorney. The Master Issuer Security Trustee confirms that it may only exercise the powers conferred under the Master Issuer Security Power of Attorney in the circumstances set out in paragraph 1 of the Master Issuer Security Power of Attorney.

15.      FURTHER ASSURANCES

         The Master Issuer must, at its own expense, take whatever action the Master Issuer Security Trustee or a Receiver may require for:

         (a) creating, perfecting or protecting any security intended to be created by this Deed; or

         (b) facilitating the realisation of any Master Issuer Charged Property, or the exercise of any right, power or discretion exercisable, by the Master Issuer Security Trustee or any Receiver or any of its delegates or sub-delegates in respect of any Master Issuer Charged Property.

         This includes:

         (i) the execution of any transfer, conveyance, assignment or assurance of any property, whether to the Master Issuer Security Trustee or to its nominee; or

         (ii) the giving of any notice, order or direction and the making of any registration,

                 which, in any such case, the Master Issuer Security Trustee may think expedient.

16.      ADDITIONAL PROVISIONS RELATING TO THE MASTER ISSUER SECURITY

16.1     CONTINUING SECURITY

         The Master Issuer Security will remain in force as continuing security for the Master Issuer Secured Liabilities notwithstanding any settlement of account or the existence at any time of a credit balance on any Master Issuer Transaction Account or other account or any other act, event or matter.

16.2     NO MERGER

         The Master Issuer Security is in addition to, and will not be merged in, or in any way exclude or prejudice any other Security Interest or other right which the Master Issuer Security Trustee or any other Master Issuer Secured Creditor may now or at any time have (or would apart from the Master Issuer Security have) as regards the Master Issuer or any other person in respect of the Master Issuer Secured Liabilities.

16.3     AVOIDANCE OF SECURITY OR PAYMENT

(a) If an amount paid to the Master Issuer Security Trustee, the Noteholders or any of the other Master Issuer Secured Creditors under a Master Issuer Transaction Document is capable of being avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency or liquidation for the time being in force or otherwise, then that amount will not be considered to have been irrevocably paid for the purposes of this Deed.

(b) Any settlement, discharge or release between the Master Issuer and the Master Issuer Security Trustee (or any Receiver) will be conditional upon no security or payment granted or made to the Master Issuer Security Trustee (or any Receiver, as the case may be) by the Master Issuer or any other person being avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency or liquidation for the time being in force.

(c) If any security or payment is avoided or reduced in the circumstances described in paragraph (a) above, then the Master Issuer Security Trustee (or any Receiver, as the case may be) will be entitled to recover the value or amount of such security or payment from the Master Issuer as if the relevant settlement, discharge or release had not occurred.

16.4     RETENTION OF MASTER ISSUER SECURITY

(a) If the Master Issuer Security Trustee has reasonable grounds for believing that the Master Issuer may be unable to pay its debts as they fall due as at the date of any payment made by the Master Issuer to the Master Issuer Security Trustee, the Noteholders or any of the other Master Issuer Secured Creditors, then the Master Issuer Security Trustee may retain the Master Issuer Security until the expiry of a period of (subject to paragraph (b) below) one month plus the statutory period within which any assurance, security, guarantee or payment can be avoided or invalidated after the payment and discharge in full of all Master Issuer Secured Liabilities notwithstanding any release, settlement, discharge or arrangement which may be given or made by the Master Issuer Security Trustee on, or as a consequence of, such payment or discharge of liability.

(b) If, at any time within the period referred to in paragraph (a) above, any person presents a petition, or files documents with a court or any registrar for the winding-up or administration of the Master Issuer or any analogous proceedings are commenced by or against the Master Issuer, the Master Issuer Security Trustee may continue to retain the Master Issuer Security for such further period as it may determine and the Master Issuer Security will be deemed to continue to be held as security for the payment and discharge to the Master Issuer Security Trustee of all of the Master Issuer Secured Liabilities.

16.5     CHANGE OF NAME, ETC.

         This Deed will remain valid and enforceable notwithstanding any change in the name, composition or constitution of the Master Issuer Security Trustee or the Master Issuer or any merger, amalgamation or consolidation by the Master Issuer Security Trustee or the Master Issuer with any other corporation.

16.6     NEGATIVE PLEDGE

         The Master Issuer shall not, save for the Master Issuer Security, or with the prior written consent of the Master Issuer Security Trustee, or unless otherwise permitted under any of the Master Issuer Transaction Documents, create or permit to subsist any Security Interest whatsoever, however created or arising (unless arising by operation of law) over any of its property, assets or undertakings present or future (including any uncalled capital) or any interest, estate, right, title or benefit therein or use, invest or dispose of, including by way of sale or the grant of any Security Interest of whatsoever nature or otherwise deal with, or agree or attempt or purport to sell or otherwise dispose of (in each case whether by one or a series of transactions) or grant any option or right to acquire any such property, assets or undertaking present or future.

17.      SET-OFF

(a) The Master Issuer Security Trustee may at any time following a Note Event of Default (without notice and notwithstanding any settlement of account or other matter):

         (i) combine or consolidate all or any existing accounts of the Master Issuer whether in its own name or jointly with others and held by it or any Master Issuer Secured Creditor;

         (ii) set-off or transfer all or any part of any credit balance or any sum standing to the credit of any account referred to in paragraph (a) above (whether or not the same is due to the Master Issuer from the Master Issuer Security Trustee or relevant Master Issuer Secured Creditor and whether or not the credit balance and the account in debit or the Master Issuer Secured Liabilities are expressed in the same currency) in or towards satisfaction of any of the Master Issuer Secured Liabilities; and/or

         (iii) in its discretion, estimate the amount of any liability of the Master Issuer which is contingent or unascertained and set-off such estimated amount.

(b) No amount will be payable by the Master Issuer Security Trustee to the Master Issuer unless and until all Master Issuer Secured Liabilities have been ascertained and fully repaid or discharged.

18.      RELEASE

18.1     UPON DISCHARGE OF MASTER ISSUER SECURED LIABILITIES

         At the end of the Master Issuer Security Period, the Master Issuer Security Trustee will, at the cost of the Master Issuer, take whatever action is necessary to release the Master Issuer Charged Property from the Master Issuer Security to, or to the order of, the Master Issuer.

18.2     AUTHORISED INVESTMENTS

         Upon the Master Issuer or the Master Issuer Cash Manager on its behalf making a disposal of an Authorised Investment charged under this Deed and provided that the proceeds of such disposal are paid into a Master Issuer Account in accordance with the terms of this Deed and the Master Issuer Cash Management Agreement, such Authorised Investment will be deemed to be released from the Master Issuer Security the Master Issuer Security Trustee will, at the request and cost of the Master Issuer take whatever action is necessary to release that Authorised Investment from the Master Issuer Security.

18.3     MASTER ISSUER TRANSACTION ACCOUNTS

         For the avoidance of doubt, all amounts which the Master Issuer Cash Manager (on behalf of the Master Issuer and the Master Issuer Security Trustee or its appointee) is permitted to withdraw from the Master Issuer Transaction Account pursuant to Clause 6.2 (PRIORITY OF PAYMENTS FOR MASTER ISSUER REVENUE RECEIPTS PRIOR TO SERVICE OF A MASTER ISSUER NOTE ENFORCEMENT NOTICE AND PRIOR TO THE SERVICE OF A MASTER INTERCOMPANY LOAN ACCELERATION NOTICE) and Clause 6.3 (PRIORITY OF PAYMENTS OF MASTER ISSUER PRINCIPAL RECEIPTS PRIOR TO SERVICE OF A MASTER ISSUER NOTE ENFORCEMENT NOTICE AND PRIOR TO THE SERVICE OF A MASTER INTERCOMPANY LOAN ACCELERATION NOTICE) will be deemed to be released from the Master Issuer Security upon the relevant withdrawal provided that, where the relevant amount is transferred to another

         Master Issuer Transaction Account, it will become subject to the Master Issuer Security in respect of that other Master Issuer Transaction Account.

18.4     NO LIABILITY FOR LOSS

         The Master Issuer Security Trustee will not be liable to the Master Issuer or any other person for any loss, costs, claims or liabilities arising in connection with its acting upon a request made under this Clause and/or any release made under this Clause.

19.      MASTER ISSUER REPRESENTATIONS AND UNDERTAKINGS

19.1     TITLE

         The Master Issuer represents to the Master Issuer Security Trustee that it is the beneficial owner of the Master Issuer Charged Property and the Master Issuer Charged Property is free of any Security Interests (except for those created by or under this Deed) and any other rights or interests (including any licences) in favour of third parties.

19.2     NO RESTRICTION

         As at the Programme Date, none of its property, assets and/or undertaking are subject to any restriction (whether contractual or otherwise) that may render the Security Interests granted by the Master Issuer under this Deed ineffective or which otherwise prohibit the grant of such Security Interests.

19.3     STEPS TAKEN

         The Master Issuer represents to the Master Issuer Security Trustee that it has taken all necessary steps to enable it to create the Master Issuer Security in accordance with this Deed and has taken no actions or steps to prejudice its rights, title and interest in, to and under the Master Issuer Charged Property.

19.4     MASTER ISSUER TRANSACTION DOCUMENTS

         The Master Issuer represents to the Master Issuer Security Trustee that:

         (a) each Master Issuer Transaction Document is its legally binding, valid, and enforceable obligation except that no representation is given as to the effect of applicable insolvency laws or equitable principles on the enforceability of any Master Issuer Transaction Document; and

         (b) it is not in default of any of its obligations under any Master Issuer Transaction Document.

19.5     CENTRE OF MAIN INTERESTS AND ESTABLISHMENT

(a) The Master Issuer represents to the Master Issuer Security Trustee that its "centre of main interests" for the purposes of the Insolvency Regulation and the UNCITRAL Implementing Regulations is in England and it does not have any "establishment" (as defined in the Insolvency Regulation and the UNCITRAL Implementing Regulations) other than in England.

(b) The Master Issuer undertakes to conduct its business and affairs such that, at all relevant times, its "centre of main interests" for the purposes of the Insolvency Regulation and the UNCITRAL

         Implementing Regulations will be and remain in England and it will not have any "establishment" (as defined in the Insolvency Regulation and the UNCITRAL Implementing Regulations) other than in England.

19.6     TAXATION

(a) If, after due and careful consideration, the Master Issuer considers that it would be in its best interests to elect into, and to be subject to corporation tax in accordance with, the permanent regime for securitisation companies pursuant to The Taxation of Securitisation Companies Regulations 2006 (SI 2006/3296) (the REGULATIONS), the Master Issuer undertakes to make such an election within the requisite time limits therefor and in the form required by the Regulations;

(b) the securing of a tax advantage (as defined in section 709(1) of the Income and Corporation Taxes Act 1988) for any other person has not been and is not the main purpose or one of the main purposes of the Master Issuer in entering into the Transaction Documents to which it is a party;

(c) in respect of each accounting period of the Master Issuer, the only amounts retained by the Master Issuer have been and will be amounts reasonably required to provide for losses or expenses arising from its business or to maintain or enhance its creditworthiness, and its profit (as provided for in paragraph 3 of Schedule 2 to the Master Issuer Cash Management Agreement); and

(d) the Master Issuer's assets have been and will consist only of "financial assets" as defined in the Regulations.

19.7     TIMES FOR MAKING REPRESENTATIONS

(a) The representations set out in this Deed (including in this Clause) are made on the date of this Deed.

(b) Unless a representation is expressed to be given at a specific date, each representation under this Deed is deemed to be repeated by the Master Issuer on the date of each Issue.

(c) When a representation is repeated, it is applied to the circumstances existing at the time of repetition.

20.      EVIDENCE OF INDEBTEDNESS

         In any action, proceedings or claim relating to this Deed or the Master Issuer Security, any statement (which will contain information in reasonable detail in support thereof) as to:

         (a)     any amount due to any Master Issuer Secured Creditor;

         (b)     all or any part of the Master Issuer Secured Liabilities; or

         (c) any amounts which have been notified to the Master Issuer Security Trustee as being amounts due to any Master Issuer Secured Creditor,

         in each case, which is certified as being correct by an officer of the Master Issuer Security Trustee or an officer of the relevant Master Issuer Secured Creditor will be conclusive evidence that such amount is in fact due and payable.

21.      RIGHTS CUMULATIVE

         The respective rights of the Master Issuer Security Trustee and any Receiver under this Deed:

         (a)     may be exercised as often as necessary;

         (b) are cumulative and not exclusive of its rights under the general law; and

         (c)     may be waived only in writing and specifically.

         Delay in exercising or non-exercise of any right is not a waiver of that right.

22.      SEVERABILITY

         If a term of this Deed is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect:

         (a) the legality, validity or enforceability in that jurisdiction of any other term of this Deed; or

         (b) the legality, validity or enforceability in any other jurisdiction of that or any other term of this Deed.

23.      COUNTERPARTS

         This Deed may be executed and delivered in any number of counterparts (including by facsimile), all of which, taken together, shall constitute one and the same deed and any Party may enter into the same by executing and delivering a counterpart (including by facsimile).

24.      TRUST INDENTURE ACT PREVAILS

         If any provision of this Deed limits, qualifies or conflicts with another provision which is required to be included in this Deed by, and is not subject to a contractual waiver under, the U.S. Trust Indenture Act of 1939 (the "ACT"), as amended, the required provision of the Act shall prevail.

25.      NOTICES

25.1     IN WRITING

         Any communication in connection with this Deed must be in writing and, unless otherwise stated, may be given in person, by post or by fax. Unless it is agreed to the contrary, any consent or agreement required under this Deed must be given in writing.

25.2     PARTY DETAILS

         The contact details of each Party for all communications in connection with this Deed are those set out below:

         (a)     MASTER ISSUER:                Holmes Master Issuer PLC
                                               Abbey National House
                                               2 Triton Square
                                               Regent's Place
                                               London NW1 3AN

                 For the attention of:         The Company Secretary
                 Facsimile:                    +44 20 7756 5627
                 with a copy to:               Abbey House (AAM129)
                                               201 Grafton Gate East
                                               Milton Keynes MK9 1AN

                 For the attention of:         Securitisation Team, Retail
                                               Credit Risk
                 Facsimile:                    +44 1908 343 019

         (b)     MASTER ISSUER SECURITY        The Bank of New York, London
                                               Branch
                 TRUSTEE AND NOTE TRUSTEE:     40th Floor, One Canada, Square,
                                               Canary Wharf, London E14 5AL

                 For the attention of:         Corporate Trust Services
                 Facsimile:                    +44 20 7964 6061/6399

         (c)     PRINCIPAL PAYING AGENT        The Bank of New York, London
                 AND AGENT BANK:               Branch
                                               48th Floor, One Canada, Square,
                                               Canary Wharf, London E14 5AL

                 For the attention of:         Corporate Trust Services
                 Facsimile:                    +44 20 7964 6061/6399

         (d)     REGISTRAR AND                 The Bank of New York (Luxembourg)
                 TRANSFER AGENT:               S.A.
                                               Aerogolf Center
                                               1A, Hoehenhof
                                               L-1736 Senningerberg
                                               Grand Duchy of Luxembourg

                 For the attention of:         Peter Bun
                 Facsimile:                    + 352 34 20 90 60 35

         (e)     U.S. PAYING AGENT:            The Bank of New York, New York
                                               Branch
                                               101 Barclay Street
                                               New York, New York 10286

                 For the attention of:         Corporate Trust Services
                 Facsimile:                    +44 20 7964 6061/6399

         (f)     MASTER ISSUER SWAP PROVIDERS:

                 Master Issuer Swap Provider:  Deutsche Bank AG, London Branch
                                               Winchester House
                                               1 Great Winchester Street
                                               London, EC2N 2DB

                 For the attention of:         Legal Department
                 Facsimile:                    +44 (0) 20 7545 8207

                 Master Issuer Swap Provider:  Barclays Bank PLC
                                               5 The North Colonnade
                                               London, E14 4BB

                 For the attention of:         Derivatives Director, Legal
                                               Division (marked Urgent)
                 Facsimile:                    +44 (0) 20 7773 4932

                 Master Issuer Swap Provider:  Credit Suisse (USA), Inc.

                 Address:                      11 Madison Avenue
                                               New York
                                               NY 10010
                                               USA

                 Facsimile:                    +1 212 743 5833

                 For the attention of:         Tim W. Blake

                 with a copy to:               travis.kruse@credit-suisse.com

                 Master Issuer Swap Provider:  HSBC Bank plc

                 Address:                      8 Canada Square
                                               Canary Wharf
                                               London E14 5HQ

                 Facsimile:                    +44 (0) 207 992 4457

                 For the attention of:         Swaps and Derivatives
                                               Processing

                 with a copy to:               kevin.williams@hsbcgroup.com

                 Master Issuer Swap Provider:  HSBC USA Inc.

                 Address:                      457 Fifth Avenue
                                               New York
                                               NY 10018
                                               USA

                 Facsimile:                    TO BE ADVISED

                 For the attention of:         General Counsel

                 with a copy to:               irdmo@us.hsbc.com

                 Master Issuer Swap Provider:  UBS AG, London Branch

                 Address:                      100 Liverpool Street
                                               London
                                               EC2M 2RH

                 For the attention of:         Structured Confirmations
                                               Client Manager/
                                               Roberta Pallara
                 Facsimile:                    +44 20 7567 2990

                 with a copy to:               DL-OTC-Rates-Settlements@ubs.com

         (g)     MASTER ISSUER                 Abbey National plc
                 CASH MANAGER AND              Abbey National House
                 MASTER ISSUER STERLING        2 Triton Square
                 ACCOUNT BANK:                 Regent's Place
                                               London NW1 3AN

                 For the attention of:         The Company Secretary
                 Facsimile:                    +44 20 7756 5627

                 with a copy to:               Abbey House (AAM129)
                                               201 Grafton Gate East
                                               Milton Keynes MK9 1AN

                 For the attention of:         Securitisation Team, Retail
                                               Credit Risk
                 Facsimile:                    +44 1908 343 019

         (h)     MASTER ISSUER NON-STERLING    Citibank N.A.,  London Branch
                 ACCOUNT BANK:                 Citigroup Centre
                                               Canada Square
                                               Canary Wharf
                                               London E14 5LB

                 For the attention of:         Nigel Kilvington
                 Facsimile:                    +44 20 7500 2262

         (i)     MASTER ISSUER                 Wilmington Trust SP Services
                 CORPORATE SERVICES PROVIDER:  (London) Limited
                                               Tower 42
                                               International Financial Centre
                                               25 Old Broad Street
                                               London EC2N 1HQ

                 For the attention of:         Martin McDermott
                 Facsimile:                    +44 20 7614 1122

         (J)     RATING AGENCIES:

                 Fitch:                        Fitch Ratings Limited
                                               101 Finsbury Pavement
                                               London EC2A 1RS

                 For the attention of:         SF Surveillance

                 Facsimile:                    +44 20 7417 6262

                 Moody's:                      Moody's Investors Services
                                               2 Minster Court
                                               Mincing Lane
                                               London EC3R  7XB

                 For the attention of:         Asset Backed Finance and
                                               monitor.london@moodys.com
                 Facsimile:                    +44 20 7772 5400

                 S&P:                          Standard & Poor's
                                               20 Canada Square
                                               11th Floor
                                               London E14 5LH

                 For the attention of:         Structured Finance Surveillance
                                               Group
                 Facsimile:                    +44 20 7826 3598

25.3     CHANGES

         Any party may change its contact details by giving five London Business Days' notice to the other parties.

25.4     EFFECTIVENESS

(a) Except as provided below, any notice in connection with this Deed will be deemed to be given as follows:

         (i)     if delivered in person, at the time of the delivery;

         (ii) if posted, five days after being deposited in the post, postage prepaid, in a correctly addressed envelope; and

         (iii)   if by fax, when received in legible form.

(b) A communication given under paragraph (a) above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

26.      LANGUAGE

(a)      Any notice given in connection with this Deed must be in English.

(b)      Any other document provided in connection with this Deed must be:

         (i)     in English; or

         (ii) accompanied by a certified English translation. In this case, the English translation prevails unless the document is a statutory or other official document.

27.      LAW AND JURISDICTION

27.1     GOVERNING LAW

         This Deed and all matters arising out of or in connection with it shall be governed by, and construed in accordance with, English law (provided that any terms of this Agreement which are particular to Scots law shall be construed in accordance with the laws of Scotland).

27.2     SUBMISSION TO JURISDICTION

         For the benefit of the Master Issuer Noteholders, the Master Issuer, the Note Trustee, the Agent Bank, the Master Issuer Account Banks, the Master Issuer Swap Providers and the Master Issuer Security Trustee:

         (a) all the parties agree that the courts of England are, subject to paragraphs (b) and (c), to have exclusive jurisdiction to settle any disputes which may arise in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by, this Deed (including, without limitation, claims for set-off or counterclaim) or otherwise arising in connection with the jurisdiction of the English courts;

         (b) the agreement contained in paragraph (a) is included for the benefit of the Master Issuer Noteholders, the Master Issuer, the Note Trustee, the Agent Bank, the Master Issuer Account Banks and the Master Issuer Security Trustee. Accordingly, notwithstanding the exclusive agreement in paragraph (a), the Master Issuer Noteholders, the Master Issuer, the Note Trustee, the Agent Bank, the Master Issuer Account Banks and the Master Issuer Security Trustee shall retain the right to bring proceedings in any court which has jurisdiction otherwise than by virtue of the agreement in this Clause 27.2;

         (c) the US Paying Agent, the Registrar and the Transfer Agent each irrevocably waives any objections on the ground or venue or forum non conveniens or any similar ground;

         (d) the US Paying Agent, the Registrar and the Transfer Agent each irrevocably agrees that a judgment or order of any court referred to in this Clause in connection with this Deed is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction; and

         (e) the US Paying Agent, the Registrar and the Transfer Agent each irrevocably consents to service of process by mail or in any other manner permitted by the relevant law.

27.3     WAIVER OF TRIAL BY JURY

         Each party waives any right it may have to a jury trial of any claim or cause of action in connection with any finance document or any transaction contemplated by any finance document. This Deed may be filed as a written consent to trial by court.

27.4     AGENT FOR PROCESS

         The US Paying Agent, the Registrar and the Transfer Agent each shall at all times maintain an agent for service of process of any other documents in proceedings in England or any proceedings in connection with this Deed. Such agent shall be the Principal Paying Agent having its office at One Canada Square, London E14 5AL (and by execution of this Deed, the Principal Paying Agent hereby accepts such appointment). Any writ, judgment or other notice of legal process shall be sufficiently served on the Master Issuer if delivered to such agent at its address for the time being. The US Paying Agent, the Registrar and the Transfer Agent each undertakes not to revoke the authority of the above agent and if, for any reason, the Master Issuer Security Trustee requests the US Paying Agent, the Registrar or the Transfer Agent to do so, the US Paying Agent, the Registrar and the Transfer Agent shall promptly appoint another such agent with an address in England and advise the Note Trustee, the Master Issuer Swap Providers, the Corporate Services Provider and the Master Issuer Security Trustee thereof. If following such a request the US Paying Agent, the Registrar or the Transfer Agent fails to appoint another agent the Master Issuer Security Trustee shall be entitled to appoint one on their behalf.

         The US Paying Agent, the Registrar and the Transfer Agent each agrees that failure by a process agent to notify the US Paying Agent, the Registrar or the Transfer Agent of the process will not invalidate the proceedings concerned.

28.      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

         A person who is not a Party has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of these presents, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

THIS DEED has been executed as a deed by each of the parties and delivered on the date stated at the beginning of this Deed.

THE MASTER ISSUER

EXECUTED as a DEED by                  )
HOLMES MASTER ISSUER PLC               )
acting by                              )       /S/ RUTH SAMSON

Director                                      /S/ MARTIN MCDERMOTT

Director/Secretary

THE MASTER ISSUER SECURITY TRUSTEE

EXECUTED and DELIVERED as a DEED by      )
THE BANK OF NEW YORK,                    )       /S/ HELEN KIM
LONDON BRANCH                            )
acting by its authorised signatory       )

Authorised Signatory:

THE NOTE TRUSTEE

EXECUTED and DELIVERED as a DEED by      )       /S/ HELEN KIM
THE BANK OF NEW YORK,                    )
LONDON BRANCH                            )
acting by its authorised signatory       )

Authorised Signatory:

PRINCIPAL PAYING AGENT

EXECUTED and DELIVERED as a DEED by      )       /S/ HELEN KIM
THE BANK OF NEW YORK,                    )
LONDON BRANCH                            )
acting by its authorised signatory       )

Authorised Signatory:

REGISTRAR

EXECUTED and DELIVERED as a DEED by      )       /S/ HELEN KIM
THE BANK OF NEW YORK,                    )
(LUXEMBOURG) S.A.                        )
acting by its authorised signatory       )

Authorised Signatory:

TRANSFER AGENT

EXECUTED and DELIVERED as a DEED by      )       /S/ HELEN KIM
THE BANK OF NEW YORK,                    )
(LUXEMBOURG) S.A.                        )
acting by its authorised signatory       )

Authorised Signatory:

AGENT BANK

EXECUTED and DELIVERED as a DEED by      )       /S/ HELEN KIM
THE BANK OF NEW YORK,                    )
LONDON BRANCH                            )
acting by its authorised signatory       )

Authorised Signatory:

U.S. PAYING AGENT

EXECUTED as a DEED on behalf of          )       /S/ HELEN KIM
THE BANK OF NEW YORK,                    )
NEW YORK BRANCH                          )
acting by its authorised signatory       )

Authorised Signatory:

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                    )
DEUTSCHE BANK AG,                        )       /S/ MEGAN WALLIS
LONDON BRANCH                            )
acting by its duly authorised attorney   )       /S/ NATHAN TOWNSEND

By:
Name:

Witness Signature: /S/ TOM ADAMSON
Name: TOM ADAMSON

Address DEUTSCHE BANK, LONDON

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                    )
BARCLAYS BANK PLC                        )       /S/ JONATHAN MARTIN
acting by its duly authorised attorney   )
By:
Name:

Witness Signature: /S/ PAUL NG
Name: PAUL NG

Address 5 THE NORTH COLONNADE, LONDON E14 4BB

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                    )       /S/ LEONARD BOUCHARD
CREDIT SUISSE (USA), INC.                )           (VICE PRESIDENT)
acting by its duly authorised attorney   )

By:
Name:

Witness Signature: /S/ RICHARD KIRK
Name:   /S/ RICHARD KIRK

Address 7200 KIT CREEK ROAD,
        BUILDING 11,
        RESEARCH TRIANGLE PARK,
        NC 27709

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                    )       /S/ SOPHIA LARSON
HSBC BANK PLC                            )
acting by its duly authorised attorney   )

By:
Name:

Witness Signature: /S/ GERAINT JOHN
Name: GERAINT JOHN

Address 8 CANADA SQUARE, LONDON

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                    )       /S/ MICHAEL P. DOHERTY
HSBC USA, INC.                           )
acting by its duly authorised attorney   )

By:
Name:

Witness Signature: /S/ STEVEN R HOGEMAN
Name: STEVEN R HOGEMAN

Address ONE HSBC CENTER, BUFFALO, NEW YORK, 14203

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                    )       /S/ FLEUR DOWNARD (DIRECTOR)
UBS AG                                   )
acting by its duly authorised attorney   )

By:
Name:

Witness Signature: /S/ KATE BINIONS
Name: KATE BINIONS

Address DIRECTOR, TRADED PRODUCTS LEGAL

MASTER ISSUER CASH MANAGER

EXECUTED as a DEED by                    )
ABBEY NATIONAL PLC                       )       /S/ CHRIS FIELDING
acting by its duly authorised attorney   )

By:
Name:

Witness Signature: /S/ DANIEL BENN
Name:    DANIEL BENN

Address  ONE BUNHILL ROW, LONDON, EC1Y 8YY

MASTER ISSUER STERLING ACCOUNT BANK

EXECUTED as a DEED by                    )
                                         )
ABBEY NATIONAL PLC                       )       /S/ CHRIS FIELDING
acting by its duly authorised attorney   )

By:
Name:

Witness Signature: /S/ DANIEL BENN
Name:    DANIEL BENN

Address  ONE BUNHILL ROW, LONDON, EC1Y 8YY

MASTER ISSUER NON-STERLING ACCOUNT BANK

EXECUTED as a DEED by                    )
CITIBANK N.A.,                           )       /S/ ROBERT H. LAIO
LONDON BRANCH                            )
acting by its duly authorised attorney   )

By:
Name:

Witness Signature: /S/ N. SIVAKUMARAN
Name: /S/ N. SIVAKUMARAN

Address: 33 CANADA SQUARE, LONDON E14 5LB

MASTER ISSUER CORPORATE SERVICES PROVIDER

EXECUTED as a DEED by                    )
WILMINGTON TRUST SP SERVICES             )       /S/ RUTH SAMSON
(LONDON) LIMITED                         )
acting by its duly authorised attorney   )

Witness Signature: /S/ S.RILEY
Name:    S.RILEY

Address  40 BANK STREET, E14 5DU

                                  SCHEDULE 1

                           FORM OF NOTICE OF CHARGE

From:    Holmes Master Issuer PLC (the MASTER ISSUER)

To:      [Relevant party name[s]]

Copy:    The Bank of New York, London Branch (the MASTER ISSUER SECURITY
         TRUSTEE)

                                                                         [date]

Dear Sirs,

We hereby give you notice that by a deed of charge dated 28 November 2006 (as amended and restated by a deed of charge dated 28 March 2007), both of which were made between the Master Issuer, the Master Issuer Security Trustee and others (the MASTER ISSUER DEED OF CHARGE), the Master Issuer charged to the Master Issuer Security Trustee all of its right, title, interest and benefit, present and future, in, to and under the [insert relevant agreement name[s]] dated [insert date] (each as defined in the Master Issuer Master Definitions and Construction Schedule signed on the date hereof by, inter alios, the Master Issuer and the [relevant party name[s]] and made, in each case, between, amongst others, the Master Issuer and the [relevant party name[s]].

You are authorised and instructed henceforth to deal with the Master Issuer Security Trustee in relation to our rights (but not our obligations) under the [insert relevant agreement name[s]] without further reference to us.

This notice is irrevocable. Please acknowledge receipt of this notice to the Master Issuer Security Trustee on the attached Consent to Charge.

Yours faithfully,

..........................
For and on behalf of
HOLMES MASTER ISSUER PLC

                                  SCHEDULE 2

                           FORM OF CONSENT TO CHARGE

From:    [Relevant Party Name[s]]

To: The Bank of New York (the MASTER ISSUER SECURITY TRUSTEE) Holmes Master Issuer PLC (the MASTER ISSUER)

                                                                         [date]

Dear Sirs,

We hereby acknowledge receipt of the notice of charge dated [date] relating to the Master Issuer Deed of Charge (as defined therein) as adequate notice of the charge described therein.

We agree to deal only with the Master Issuer Security Trustee in relation to the Master Issuer's rights (but not its obligations) under the [relevant agreement name[s]] referred to, and as defined in, such notice without any reference to the Master Issuer.

We have not received from any other person any notice of charge of or any interest in the [relevant agreement name[s]].

Yours faithfully,

..........................
For and on behalf of
[Relevant party name]

..........................
For and on behalf of
[Relevant party name]

                                  SCHEDULE 3

                            FORM OF ACCESSION DEED

THIS DEED is made on [date]

BETWEEN

(1) HOLMES MASTER ISSUER PLC, a company incorporated in England and Wales with limited liability (registered number 5953811), and having its registered office at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the MASTER ISSUER);

(2) THE BANK OF NEW YORK, LONDON BRANCH acting through its offices at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as the MASTER ISSUER SECURITY TRUSTEE, which expression includes such company and all other persons or companies for the time being acting as security trustee or security trustees under this Deed);

(3) THE BANK OF NEW YORK, LONDON BRANCH acting through its offices at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as the NOTE TRUSTEE, which expression includes such company and all other persons or companies for the time being acting as trustee or trustees for the Noteholders under the Master Issuer Trust Deed);

(4) THE BANK OF NEW YORK, LONDON BRANCH acting through its offices at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as the PRINCIPAL PAYING AGENT appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(5) THE BANK OF NEW YORK, LONDON BRANCH acting through its offices at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as the AGENT BANK appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(6) THE BANK OF NEW YORK (LUXEMBOURG) S.A., a societe anonyme incorporated in the Grand Duchy of Luxembourg, and having its registered office at Aerogolf Center, 1A, Hoehenhof, L-1736, Senningerberg, Grand Duchy of Luxembourg (acting in its capacity as the REGISTRAR appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement);

(7) THE BANK OF NEW YORK (LUXEMBOURG) S.A., a societe anonyme incorporated in the Grand Duchy of Luxembourg, and having its registered office at Aerogolf Center, 1A, Hoehenhof, L-1736, Senningerberg, Grand Duchy of Luxembourg (in its capacity as the TRANSFER AGENT appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Master Issuer Notes);

(8) THE BANK OF NEW YORK, NEW YORK BRANCH acting through its offices at 101 Barclay Street, New York NY 10286 (acting in its capacity as the U.S. PAYING AGENT appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement );

(9) DEUTSCHE BANK AG, LONDON BRANCH, a corporation domiciled in Frankfurt am Main, Germany, operating in the United Kingdom under branch registration number BR000005, acting through its London branch at Winchester House, 1 Great Winchester Street, London, EC2N 2DB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(10) BARCLAYS BANK PLC, a public limited company incorporated in England and Wales with limited liability (registered number 1026167), and acting through its office at 5 The North Colonnade, London, E14 4BB (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2006-1 Notes);

(11) CREDIT SUISSE (USA), INC. Credit Suisse (USA), Inc., 11 Madison Avenue, New York, New York 10010-3629 USA (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2007-1 Notes)

(12) HSBC BANK PLC, a public limited company incorporated in England and Wales with limited liability (registered number 00014259), and having its registered office at 8 Canada Square, Canary Wharf, London E14 5HQ (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2007-1 Notes)

(13) HSBC USA, INC. HSBC USA, Inc., 457 Fifth Avenue, New York, NY 10018 USA (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2007-1 Notes);

(14) UBS AG, LONDON BRANCH, a corporation domiciled in Basel, Switzerland, operating in the United Kingdom under branch registration number BR004507, acting through its London branch at 100 Liverpool Street, London, EC2M 2RH (acting in its capacity as a MASTER ISSUER SWAP PROVIDER in respect of the 2007-1 Notes);

(15) ABBEY NATIONAL PLC, a public limited company incorporated in England and Wales with limited liability (registered number 2294747), and having its registered office at Trinity Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (acting in its capacity as the MASTER ISSUER CASH MANAGER appointed by the Master Issuer under the Master Issuer Cash Management Agreement);

(16) ABBEY NATIONAL PLC, a public limited company incorporated in England and Wales with limited liability (registered number 229474), and having its registered office at Trinity Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (acting in its capacity as a MASTER ISSUER STERLING ACCOUNT BANK appointed by the Master Issuer under the Master Issuer Bank Agreement);

(17) CITIBANK N.A., LONDON BRANCH acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (acting in its capacity as a MASTER ISSUER NON-STERLING ACCOUNT BANK appointed by the Master Issuer under the Master Issuer Bank Agreement);

(18) WILMINGTON TRUST SP SERVICES (LONDON) LIMITED, a company incorporated in England and Wales, with limited liability (registered number 2548079) whose registered office is at Tower 42, International Financial Centre, 25 Old Broad Street, London EC2N 1HQ (acting in its capacity as the MASTER ISSUER CORPORATE SERVICES PROVIDER, which expression shall include such person and all other persons for the time being acting as master issuer corporate services provider to the Master Issuer pursuant to the Master Issuer Corporate Services Agreement);

(19)     [Any other additional of Master Issuer Secured Creditor.]; and

(20)     [ ] (the "NEW MASTER ISSUER SECURED CREDITOR").

NOW THIS DEED WITNESSES AS FOLLOWS

WHEREAS

(A) Pursuant to the terms of a [describe agreement] (the "AGREEMENT") dated [date] made between the Master Issuer and the New Master Issuer Secured Creditor, the Master Issuer has agreed to [describe nature of the obligations of the Master Issuer under the Agreement].

(B) The Master Issuer has agreed to provide the Master Issuer Security Trustee with the benefit of the security described in the Master Issuer Deed of Charge to secure the Master Issuer's obligations to the Master Issuer Secured Creditors.

(C) The terms of the Master Issuer Deed of Charge permit the Master Issuer to secure its obligations to a New Master Issuer Secured Creditor thereunder.

(D) The New Master Issuer Secured Creditor has agreed to enter into this Deed to accede to the provisions of the Master Issuer Deed of Charge.

(E) The Master Issuer Secured Creditors have agreed to enter into this Deed to, among other things, acknowledge and agree to such accession and to permit any consequential changes to the Master Issuer Priority of Payments set out in Clauses 6 (and to the Schedule 2 of the Master Issuer Cash Management Agreement referred to therein) and 7 of the Master Issuer Deed of Charge as are required and any other amendment as may be required to give effect to this Deed.

1.       INTERPRETATION

         The Amended and Restated Master Issuer Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on [*]2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Issuer Master Definitions and Construction Schedule shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, including the Recitals hereto and this Deed shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Master Issuer Master Definitions and Construction Schedule.

2.       REPRESENTATIONS AND WARRANTIES

2.1 The New Master Issuer Secured Creditor hereby represents and warrants to the Master Issuer Security Trustee and each of the Master Issuer Secured Creditors in respect of itself that as of the date of this
         Deed:

         (a) pursuant to the terms of the Agreement, the Master Issuer has agreed to pay to the New Master Issuer Secured Creditor the amount (if any) [describe in relation to the Agreement]; and

         (b) the Agreement expressly provides that all amounts due from the Master Issuer thereunder are to be secured by the Master Issuer Deed of Charge.

2.2 The Master Issuer hereby represents and warrants to the Master Issuer Security Trustee and each of the Master Issuer Secured Creditors that as at the date of this Deed, the conditions to incurring further Master Issuer Secured Liabilities are satisfied.

3.       ACCESSION

         In consideration of the New Master Issuer Secured Creditor being accepted as a Master Issuer Secured Creditor for the purposes of the Master Issuer Deed of Charge by the parties thereto as from the date of this Deed, the New Master Issuer Secured Creditor:

         (a) confirms that as from [date], it intends to be a party to the Master Issuer Deed of Charge as a Master Issuer Secured Creditor;

         (b) undertakes to comply with and be bound by all of the provisions of the Master Issuer Master Definitions and Construction Schedule (as the same may be amended, varied or restated from time to time) and the Master Issuer Deed of Charge in its capacity as a Master Issuer Secured Creditor, as if it had been an original party thereto;

         (c) undertakes to perform comply with and be bound by all of the provisions of the Master Issuer Deed of Charge in its capacity as a Master Issuer Secured Creditor, as if it had been an original party thereto as provided in Clause 4.5 (Master Issuer Secured Creditors) (including without limitation Clauses 6 (Payments out of the Master Issuer Transaction Accounts Prior to Enforcement) and 7 (Payments out of the Master Issuer Transaction Accounts Upon Enforcement); and

         (d) agrees that the Master Issuer Security Trustee shall be the Master Issuer Security Trustee of the Master Issuer Deed of Charge for all Master Issuer Secured Creditors upon and subject to the terms set out in the Master Issuer Deed of Charge.

4.       SCOPE OF THE MASTER ISSUER DEED OF CHARGE

         The Master Issuer, the New Master Issuer Secured Creditor and the Master Issuer Security Trustee hereby agree that for relevant purposes under the Master Issuer Deed of Charge and the Master Issuer Master Definitions and Construction Schedule:

         (a)     the Agreement shall be a Master Issuer Transaction Document;
                 and

         (b) the New Master Issuer Secured Creditor shall be a Master Issuer Secured Creditor.

5.       [AMENDMENT TO THE MASTER ISSUER PRIORITY OF PAYMENTS]

         [The Master Issuer Secured Creditors agree to amend and restate the Master Issuer Priority of Payments set out in Schedule 2 of the Master Issuer Cash Management Agreement and Clauses 6 and 7 of the Master Issuer Deed of Charge in accordance with Appendix 1 hereto.]

6.       APPLICATION

         Prior to and following enforcement of the Master Issuer Security all amounts at any time held by the Master Issuer, the Master Issuer Cash Manager or the Master Issuer Security Trustee in respect of the security created under this Deed shall be held and/or applied by such person subject to and in accordance with the relevant provisions of the Master Issuer Cash Management Agreement or the Master Issuer Deed of Charge.

7.       NOTICES AND DEMANDS

         Any notice or communication under or in connection with this Deed, the Master Issuer Deed of Charge or the Master Issuer Master Definitions Schedule shall be given in the manner and at the times set out in Clause 25 (Notices) of the Master Issuer Deed of Charge to the addresses given in this Clause or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

         The address referred to in this Clause 7 for the New Master Issuer Secured Creditor is:

         [name and address]
         For the attention of: [ ]
         Telephone:            [ ]
         Facsimile:            [ ]

         or such other address and/or numbers as the New Master Issuer Secured Creditor may notify to the parties to the Master Issuer Deed of Charge in accordance with the provisions thereof.

8.       TRUST INDENTURE ACT PREVIALS

         If any provision of this Deed limits, qualifies or conflicts with another provision which is required to be included in this Deed by, and is not subject to a contractual waiver under, the U.S. Trust Indenture Act of 1939 (the "ACT"), as amended, the required provision of the Act shall prevail.

9.       CHOICE OF LAW

         This Deed is governed by and shall be construed in accordance with English law.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

THE MASTER ISSUER

EXECUTED as a DEED by               )
HOLMES MASTER ISSUER PLC            )
acting by                           )

Director

Director/Secretary

THE MASTER ISSUER SECURITY TRUSTEE

EXECUTED and DELIVERED as a DEED by )
THE BANK OF NEW YORK,               )
LONDON BRANCH                       )
acting by its authorised signatory  )

Authorised Signatory:

THE NOTE TRUSTEE

EXECUTED and DELIVERED as a DEED by )
THE BANK OF NEW YORK,               )
LONDON BRANCH                       )
acting by its authorised signatory  )

Authorised Signatory:

PRINCIPAL PAYING AGENT

EXECUTED and DELIVERED as a DEED by )
THE BANK OF NEW YORK,               )
LONDON BRANCH                       )
acting by its authorised signatory  )

Authorised Signatory:

REGISTRAR

EXECUTED and DELIVERED as a DEED by )
THE BANK OF NEW YORK,               )
(LUXEMBOURG) S.A.                   )
acting by its authorised signatory  )

Authorised Signatory:

TRANSFER AGENT

EXECUTED and DELIVERED as a DEED by )
THE BANK OF NEW YORK,               )
(LUXEMBOURG) S.A.                   )
acting by its authorised signatory  )

Authorised Signatory:

AGENT BANK

EXECUTED and DELIVERED as a DEED by )
THE BANK OF NEW YORK,               )
LONDON BRANCH                       )
acting by its authorised signatory  )

Authorised Signatory:

U.S. PAYING AGENT

EXECUTED as a DEED on behalf of        )
THE BANK OF NEW YORK,                  )
NEW YORK BRANCH                        )
acting by its authorised signatory     )

Authorised Signatory:

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                  )
DEUTSCHE BANK AG,                      )
LONDON BRANCH                          )
acting by its duly authorised attorney )

By:
Name:

Witness Signature:
Name:

Address

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                  )
BARCLAYS BANK PLC                      )
acting by its duly authorised attorney )

By:
Name:

Witness Signature:
Name:

Address

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                  )
CREDIT SUISSE (USA), INC.              )
acting by its duly authorised attorney )

By:
Name:

Witness Signature:
Name:

Address

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                  )
HSBC BANK PLC                          )
acting by its duly authorised attorney )

By:
Name:

Witness Signature:
Name:

Address

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                  )
HSBC USA, INC.                         )
acting by its duly authorised attorney )

By:
Name:

Witness Signature:
Name:

Address

MASTER ISSUER SWAP PROVIDER

EXECUTED as a DEED by                  )
UBS AG                                 )
acting by its duly authorised attorney )

By:
Name:

Witness Signature:
Name:

Address

MASTER ISSUER CASH MANAGER

EXECUTED as a DEED by                  )
ABBEY NATIONAL PLC                     )
acting by its duly authorised attorney )

By:
Name:

Witness Signature:
Name:

Address

MASTER ISSUER STERLING ACCOUNT BANK

EXECUTED as a DEED by                  )
                                       )
ABBEY NATIONAL PLC                     )
acting by its duly authorised attorney )

By:
Name:

Witness Signature:
Name:

Address

MASTER ISSUER NON-STERLING ACCOUNT BANK

EXECUTED as a DEED by                  )
CITIBANK N.A.,                         )
LONDON BRANCH                          )
acting by its duly authorised attorney )

By:
Name:

Witness Signature:
Name:

Address

MASTER ISSUER CORPORATE SERVICES PROVIDER

EXECUTED as a DEED by                  )
WILMINGTON TRUST SP SERVICES           )
(LONDON) LIMITED                       )
acting by its duly authorised attorney )

Witness Signature:
Name:

Address

NEW MASTER ISSUER SECURED CREDITOR

EXECUTED as a DEED by                  )
[ ]                                    )
acting by                              )
directors/a director and the secretary )

Director

Director/Secretary

                                  SCHEDULE 4

               FORM OF MASTER ISSUER SECURITY POWER OF ATTORNEY

THIS POWER OF ATTORNEY is made on [date]by HOLMES MASTER ISSUER PLC (registered number 5953811) whose registered office is Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the PRINCIPAL).

WHEREAS:

(1) By virtue of a deed of charge (the MASTER ISSUER DEED OF CHARGE) dated [*]2007 between, inter alios, the Principal, the Master Issuer Security Trustee, the Note Trustee, the Agent Bank, the Principal Paying Agent, the Registrar, the Transfer Agent, the Master Issuer Cash Manager, the Master Issuer Account Banks, the Master Issuer Corporate Services Provider and the Master Issuer Swap Providers (each as referred to therein) provision was made for the execution by the Principal of this Power of Attorney.

(2) Words and phrases in this Power of Attorney shall (save where expressed to the contrary) have the same meanings respectively as the words and phrases in the Master Issuer Deed of Charge.

NOW THIS POWER OF ATTORNEY WITNESSETH:

1. The Principal hereby irrevocably and by way of security for the performance of the covenants, conditions, obligations and undertakings on the part of the Principal contained in the Master Issuer Deed of Charge appoints The Bank of New York, London Branch and any other person or persons for the time being the security trustee or security trustees of and under the Master Issuer Deed of Charge (the ATTORNEY) and any receiver (including any administrative receiver) and any manager (the RECEIVER) and/or administrator (the ADMINISTRATOR) appointed from time to time by the Attorney or on its behalf its true and lawful attorney for and in the Principal's name or otherwise jointly and severally to do any act matter or thing which the Attorney, Receiver or Administrator considers in each case bona fide necessary for the protection or preservation of the Attorney's interests and rights in and to the Master Issuer Charged Property or which ought to be done under the covenants, undertakings and provisions contained in the Master Issuer Deed of Charge on or at any time after the service of a Note Enforcement Notice or in any other circumstances where the Attorney has become entitled to take the steps referred to in Clauses 9.4 (POWER OF SALE) to 9.9 (DISPOSAL OF MASTER ISSUER CHARGED PROPERTY) (inclusive) of the Master Issuer Deed of Charge including (without limitation) any or all of the following:

         (a) to do every act or thing which the Attorney, Receiver or Administrator may deem to be necessary, proper or expedient for fully and effectually vesting, transferring or assigning the Master Issuer Security and/or the Master Issuer Charged Property or any part thereof and/or the Principal's estate, right, title, benefit and/or interest therein or thereto in or to the Attorney and its successors in title or other person or persons entitled to the benefit thereof in the same manner and as fully and effectually in all respects as the Principal could have done; and

         (b) the power by writing under its hand by an officer of the Attorney (including every Receiver appointed under the Master Issuer Deed of Charge) from time to time to appoint a substitute attorney (each a SUBSTITUTE) who shall have power to act on behalf of the Principal as if that Substitute shall have been originally appointed Attorney by this Power of Attorney and/or to revoke any such appointment at any time without assigning any reason therefor.

2. In favour of the Attorney, any Receiver and/or Administrator and/or Substitute, or a person dealing with any of them and the successors and assigns of such a person, all acts done and documents executed or signed by the Attorney, a Receiver, an Administrator or a Substitute in the purported exercise of any power conferred by this Power of Attorney shall for all purposes be valid and binding on the Principal and its successors and assigns.

3. The Principal irrevocably and unconditionally undertakes to indemnify the Attorney and each Receiver and/or Administrator and/or Substitute appointed from time to time by the Attorney and their respective estates (each an INDEMNIFIED PARTY) against all actions, proceedings, claims, costs, expenses and liabilities of every description arising from the exercise, or the purported exercise, of any of the powers conferred by this Power of Attorney, save where the same arises as the result of the fraud, negligence or wilful default of the relevant Indemnified Party or its officers or employees.

4. The provisions of Clause 3 shall continue in force after the revocation or termination, howsoever arising, of this Power of Attorney.

5. The laws of England shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and each Receiver and/or Administrator and/or Substitute carried out or purported to be carried out under the terms hereof.

6. The Principal hereby agrees at all times hereafter to ratify and confirm whatsoever the said Attorney or its attorney or attorneys or any Receiver or Administrator or Substitute shall properly and lawfully do or cause to be done in and concerning the Master Issuer Security Trustee's Master Issuer Security and/or the Master Issuer Charged Property.

IN WITNESS WHEREOF this Power of Attorney has been executed and delivered as a deed by the Principal the day and year first before written.

EXECUTED as a DEED by                  )
HOLMES MASTER ISSUER PLC               )
acting by its attorney                 )
in the presence of:                    )

(as attorney for HOLMES MASTER ISSUER PLC)

Witness's Signature:...................

Name: .................................

Address:...............................